SCHEDULE 14A INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

  Perma-Fix Environmental Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
8302 Dunwoody Place, Suite 250
Atlanta, Georgia 30350

NOTICE OF ANNUAL MEETING
To Be Held September 29, 2010

To the Stockholders of Perma-Fix Environmental Services, Inc.:

Notice is hereby given that the 2010 Annual Meeting of Stockholders (the “Meeting”) of Perma-Fix Environmental Services, Inc. (the “Company”) will be held at the Crowne Plaza Hotel, Atlanta-Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, on Wednesday, September 29, 2010, at 11:00 a.m. (EDST), for the following purposes:

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	To approve the 2010 Stock Option Plan;

3.	To ratify the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company for the 2010 fiscal year; and

4.	To transact such other business as may properly come before the meeting and at any adjournments thereof.

Only stockholders of record at the close of business on August 9, 2010, will be entitled to notice of, and to vote at, the Meeting or at any postponement or adjournment thereof.  A complete list of the stockholders entitled to vote at the Meeting will be open to the examination of any stockholder for any purposes relevant to the Meeting during ordinary business hours for 10 days prior to the Meeting at the offices of the Company.  The list will also be available at the Meeting.

The Company’s Annual Report for 2009 is enclosed for your convenience.

By the order of the Board of Directors

/s/Ben Naccarato

Ben Naccarato
Secretary

Atlanta, Georgia
August 20, 2010

It is important that your shares be represented at the Meeting.  Please complete, date, sign and return the accompanying Proxy or vote on the internet at www.continentalstock.com, whether or not you plan to attend the Meeting in person. The enclosed return envelope requires no additional postage if mailed in the United States. If you decide to attend the Meeting, you may, if so desired, revoke the Proxy and vote in person.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
8302 Dunwoody Place, Suite 250
Atlanta, Georgia 30350

PROXY STATEMENT
FOR THE
2010 ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving this Proxy Statement?
This Proxy Statement is furnished to the holders of the common stock, par value $.001 (the “Common Stock”), of Perma-Fix Environmental Services, Inc. (the “Company”, “we”, “our”, or “us”) in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies to be used in voting at the 2010 Annual Meeting of Stockholders to be held at the Crowne Plaza Hotel, Atlanta-Airport, 1325 Virginia Avenue, Atlanta, Georgia, 30344, on Wednesday, September 29, 2010, at 11:00 a.m. (EDST), and any adjournments thereof (the “Meeting”).  The Notice of Annual Meeting of Stockholders, this Proxy Statement, and the accompanying Proxy Card were first mailed to stockholders on or about August 20, 2010.

Who is entitled to vote at the Meeting?
Only the holders of Common Stock of record at the close of business on August 9, 2010 (the “Record Date”), will have the right to receive notice of, and be entitled to vote at, the Meeting.  At the close of business on the Record Date, 55,030,884 shares of Common Stock (which excludes 38,210 treasury shares) were outstanding.  Each stockholder of record, as of the Record Date, is entitled to one vote for each share of Common Stock that the stockholder owned as of the Record Date on each matter to be voted upon at the Meeting.

What vote is required to approve the matters being considered?

•	Directors are elected by a plurality of the shares present in person or represented by proxy and entitled to vote at the Meeting.

•	The approval of the 2010 Stock Option Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

•
The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

How do I vote?
If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the two following methods:

•	Vote by Internet, by going to the web address www.continentalstock.com and following the instructions for Internet voting.

•	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by Internet, please do not mail your proxy card.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet.

Whether or not you plan to attend the 2010 Annual Meeting of Stockholders, please submit your vote either by internet or by written proxy card.

Can I change my mind after I vote?
Yes, you may change your mind at any time before the polls close at the Meeting.  You can change your vote by:

•	executing and submitting a revised proxy;

•	providing a written revocation to the Secretary of the Company; or

•	voting in person at the Meeting.

What constitutes a quorum?
A majority of all of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting, represented in person or by proxy, will constitute a quorum for the holding of the Meeting.  The failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense.

Will my shares be voted if I do not provide my proxy?
No. If your shares are registered in your name, they will not be voted, unless you submit your proxy or vote in person at the Meeting. If you hold your shares directly in your own name, you must vote, either by completing, signing and delivering a proxy, voting by the internet, or attending the Meeting and voting at the Meeting.

If your stock is held in your brokerage account, you can instruct your broker how your shares should be voted.  If you fail to give your broker instructions, in some cases but not others the broker may submit a “broker non-vote.”
If you are a beneficial owner whose shares are held of record by a broker, you must instruct your broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any matter on which the broker does not have discretionary authority to vote (‘non-discretionary” matter), which at this Meeting are for the election of directors and the approval of the 2010 Stock Option Plan. This is called a “broker non-vote.”  In these cases, the broker can register your shares as being present at the Meeting for purposes of determining the presence of a quorum, but will not be able to vote on these two matters for which specific authorization is required.

Your broker is permitted to vote on your behalf on the matter of the ratification of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.  This matter is considered a “discretionary” matter; as such, your broker may elect to vote on your behalf even if you do not provide instruction to your broker on how to vote on this matter.

Because a “broker non-vote” is not considered to be eligible to vote, it is not counted in determining whether a proposal has been approved.  It is particularly important that you, the beneficial owner, instruct your broker how you wish to vote your shares on all of the matters.

Are abstentions counted?
If your proxy indicates an abstention from voting on the proposal, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the Meeting. Because abstentions represent shares entitled to vote, if you abstain from voting on a proposal, your abstention (a) will have no effect on the election of directors and (b) will have the effect of a vote against the ratification of the appointment of the independent registered public accounting firm and against the approval of the 2010 Stock Option Plan.

Who will count the votes?
All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions.

Where can I find the voting results of the Meeting?
We will announce the voting results at the Meeting and publish final results in a Form 8-K to be filed with the Securities and Exchange Commission within four business days of the Meeting.

Who is paying the cost of this solicitation?
The Company will pay the cost of preparing, printing, assembling, and mailing this Proxy Statement and the Proxy Card.  In addition to solicitation by use of the mail, certain of the Company’s officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, telegram or personal interview.  We also have retained The Proxy Advisory Group, LLC to assist us in the solicitation of votes described above.  We will pay The Proxy Advisory Group, LLC a base fee of $14,400, plus customary costs and expenses for this service.  The Company will reimburse brokerage houses and custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting materials to their principals, the beneficial owners of Common Stock.

Is the stockholder list available for review?
A list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder for any purpose germane to the Meeting during ordinary business hours commencing 10 days before the Meeting. Prior to the Meeting, the list will be maintained at our principal executive offices located at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation, as amended, provides that each member of the Board of Directors shall hold office until the next annual meeting of stockholders and their successors have been elected and qualified or until their earlier resignation or removal. Successors to those Directors whose terms have expired are required to be elected by stockholder vote. The existing Board of Directors fills vacancies for an unexpired term and any newly created directorships created by the Board of Directors’ action.

The Company’s Bylaws provide that the number of the Company’s Directors shall be at least three, and that the number of Directors may be increased or decreased by action of the Board.  The Board of Directors currently has determined that the number of Directors shall be seven.

The seven Directors named below have been recommended by the Corporate Governance and Nominating Committee (“Nominating Committee”) to the Board of Directors for election at the Meeting to serve until the next annual meeting of the stockholders and until their respective successors are elected and qualified.  All nominees are incumbent Directors.  Shares represented by the enclosed proxy will be voted “FOR” the election as Directors of the seven nominees named below, unless authority is withheld.

Nominees for Directors
The following biographical information includes a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion by our Corporate Governance and Nominating Committee that each of the nominees is qualified to serve as one of our Directors:

Dr. Louis F. Centofanti Age: 67
Dr. Centofanti has served as Chairman of the Board since he joined the Company in February 1991. Dr. Centofanti also served as President and Chief Executive Officer of the Company from February 1991 until September 1995 and again in March 1996 was elected to serve as President and Chief Executive Officer of the Company.  From 1985 until joining the Company, Dr. Centofanti served as Senior Vice President of USPCI, Inc., a large hazardous waste management company whose shares of common stock were listed with the New York Stock Exchange, where he was responsible for managing the treatment, reclamation and technical groups within USPCI.  In 1981 he founded PPM, Inc., a hazardous waste management company specializing in the treatment of PCB contaminated oils, which was subsequently sold to USPCI.  From 1978 to 1981, Dr. Centofanti served as Regional Administrator of the U.S. Department of Energy for the southeastern region of the United States.  Dr. Centofanti has a Ph.D. and a M.S. in Chemistry from the University of Michigan, and a B.S. in Chemistry from Youngstown State University.

As the founder of Perma-Fix, PPM, Inc., and his service as an executive management team member at USPCI, Dr. Centofanti has extensive business experience in the waste management industry as well as a drive for innovative technology which is critical for a waste management company.  In addition, his service in the government sector provides a solid foundation for the continuing growth of the Company, particularly within the Company’s Nuclear Segment business.  Dr. Centofanti’s knowledge of all aspects of the Company and its history, combined with his drive for innovation and excellence, position him well to serve as our Chairman of the Board and President and Chief Executive Officer of the Company.

Jon Colin Age: 54
Mr. Colin has served as a Director since December 1996.  Mr. Colin is currently President and Chief Executive Officer of LifeStar Response Corporation, a position he has held since April 2002.  Mr. Colin served as Chief Operating Officer of LifeStar Response Corporation from October 2000 to April 2002, and a consultant for LifeStar Response Corporation from September 1997 to October 2000.  From 1990 to 1996, Mr. Colin served as President and Chief Executive Officer for Environmental Services of America, Inc., a publicly traded environmental services company.  Mr. Colin has served as a Director since July 2009 for Beacon Energy Corporation, a public traded company specializing in development of alternative energy solutions.  Mr. Colin is also a Director at LifeStar Response Corporation, Bamnet Inc, and Environmental Quality Management, Inc., a full service environmental consulting, engineering, and remediation company.  Mr. Colin has a B.S. in Accounting from the University of Maryland.

As the President and Chief Executive Officer of LifeStar Response Corporation, and having held the position of Chief Operating Officer of LifeStar Response Corporation, Mr. Colin offers a wealth of management and financial experiences and business understanding in leading an innovative organization.  In addition, Mr. Colin’s service as current Director of Environmental Quality Management, Inc. and Beacon Energy Corporation, further augments his range of knowledge, providing insight that he can contribute to the Company.

Jack Lahav Age: 62
Jack Lahav has served as a Director since September 2001.  Mr. Lahav is a private investor, specializing in launching and establishing strategic alliance between businesses.  Mr. Lahav devotes much of his time to charitable activities, serving as president, as well as, board member of several charities.  Previously, Mr. Lahav founded Remarkable Products Inc. and served as its president from 1980 to 1993.  Mr. Lahav was also co-founder of Lamar Signal Processing, Inc., a digital signal processing company; president of Advanced Technologies, Inc., a robotics company and director of Vocaltech Communications, inventor of the Voice over Internet Protocol (“VoIP”), a major breakthrough in communication technology.  Mr. Lahav served as Chairman of Quigo Technologies from 2001 to 2004 and currently serves as Chairman of Phoenix Audio Technologies and Doclix Inc, two privately held companies.

Having launched a number of businesses, Mr. Lahav provides the Board with his “know how” of all aspects of developing and growing a company.  In addition, his devotion to charitable organizations provides a valuable component of a well rounded Board.

Honorable Joe R. Reeder Age: 62
Mr. Reeder, a Director since April 2003, is a shareholder and served as the Shareholder in Charge of the Mid-Atlantic Region from April 1999 to January 2008 for Greenberg Traurig LLP, one of the nation's largest law firms, with  29 offices and over 1,750 attorneys, worldwide, where he continues his practice.  His clientele includes sovereign nations, international corporations, and law firms throughout the U.S.  As the 14th Undersecretary of the U.S. Army (1993-97), Mr. Reeder also served for three years as Chairman of the Panama Canal Commission's Board of Directors where he oversaw a multibillion-dollar infrastructure program.   He sits on the Board of Governor’s of the National Defense Industry Association (NDIA) (and chairs NDIA’s Ethics Committee), the Armed Services YMCA, the USO, and many other private companies and charitable organizations, and is a frequent television commentator on legal and national security issues.   Mr. Reeder has been a Director since September 2005 for ELBIT Systems of America, LLC, a publicly traded company which provides product and system solutions focusing on defense, homeland security, and commercial aviation. Mr. Reeder also was a member of the Corporate Advisory Board for ICX Technologies, a publicly traded company specializing in development and integration of advanced sensor technologies for homeland security and commercial applications, from April 2007 to July 2008.  A graduate of West Point who served in the 82d Airborne Division following Ranger School, Mr. Reeder also has a J.D. from the University of Texas and an L.L.M. from Georgetown University.

Having held the position of Shareholder in Charge for one the nation’s largest law firms and current board directorship in numerous prominent government entities and for both publicly and privately held companies, the Honorable Joe Reeder brings an extensive wealth of knowledge of complex issues facing both domestic and global companies.  His depth of experience in the government sector provides valuable insight to the Company, particularly our Nuclear Segment.  In addition, his extensive experience and knowledge in the legal field brings valuable insight into legal matters that the Company faces.

Larry M. Shelton Age: 56
Mr. Shelton has served as a Director since July 2006.  Mr. Shelton is currently the Chief Financial Officer of S K Hart Management, LC, an investment holding company.  He has held this position since 1999.  Mr. Shelton has over 18 years of experience as financial executive officer for several waste management companies, including serving as the Chief Financial Officer of Envirocare of Utah, Inc. from 1995 to 1999, and as the Chief Financial Officer of USPCI, Inc. (whose shares of common stock were listed on the New York Stock Exchange) from 1982 to 1987.  Mr. Shelton has served on the Board of Directors of Subsurface Technologies, Inc., a privately held company specializing in providing environmentally sound innovative solutions for water well rehabilitation and development, since July 1989, and Pony Express Land Development, Inc. since December 2005.  Mr. Shelton has a B.A. in accounting from the University of Oklahoma.

With an accounting education and years of experience as Chief Financial Officer for various companies, including a number of waste management companies, Mr. Shelton offers our Board extensive knowledge and understanding of accounting principles, financial reporting rules and regulations, evaluating financial results, overseeing financial reporting processes and management of waste management companies.

Dr. Charles E. Young Age: 78
Dr. Charles E. Young has served as a Director since July 2003.  Dr. Young is the Chief Executive Officer of the Los Angeles Museum of Contemporary Art, a position he has held since December 2008.  Dr. Young was president of the University of Florida, a position he held from November 1999 to January 2004.  Dr. Young also served as chancellor of the University of California, Los Angeles (UCLA) for 29 years until his retirement in 1997.  Dr. Young was formerly the chairman of the Association of American Universities and served on numerous commissions including the American Council on Education, the National Association of State Universities and Land-Grant Colleges, and the Business-Higher Education Forum.  Dr. Young has served on the Board of Directors of I-MARK, Inc., a privately held software and professional services company since 1997.  He previously served on the Board of Directors of Intel Corp., Nicholas-Applegate Growth Equity Fund, Inc., Fiberspace, Inc., Student Advantage, Inc., and AAFL Enterprises, a sports development Company.   Dr. Young has a Ph.D. and M.A. in political science from UCLA and a B.A. from the University of California at Riverside.

Having held the executive position in two major universities with multi-billion budgets and for a number of educational foundations, and as a board member for a publicly-held multi-billion dollar corporation, Dr. Charles E. Young brings a unique point of view and extensive depth of experience to our Board of Directors.  His experience provides the Board with valuable insight into the process of policy makings and long term leadership development.  Dr. Young’s perspective provides valuable component of a well rounded Board.

Mark A. Zwecker Age: 59
Mark Zwecker has served as a Director since the Company's inception in January 1991. Mr. Zwecker assumed the position of Director of Finance in 2006 for Communications Security and Compliance Technologies, Inc., a software company developing security products for the mobile workforce, and also serves as an advisor to Plum Combustion, Inc., an engineering and manufacturing company developing high performance combustion technology.  Mr. Zwecker served as president of ACI Technology, LLC, from 1997 until 2006, and was vice president of finance and administration for American Combustion, Inc., from 1986 until 1998.   In 1983, Mr. Zwecker participated as a founder with Dr. Centofanti in the start up of PPM, Inc. He remained with PPM, Inc. until its acquisition in 1985 by USPCI. Mr. Zwecker has a B.S. in Industrial and Systems Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard University.

With years of experience in operations and finance for various companies, including a number of waste management companies, Mr. Zwecker not only has extensive knowledge dealing with accounting principles, financial reporting rules and regulations, evaluating financial results, and overseeing financial reporting processes but also extensive knowledge in operations for complex organizations which positions him well to serve as a member of our Audit Committee as well as a Board member.  As a Director since our inception, Mr. Zwecker’s understanding of our business provides valuable insight to the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SEVEN NOMINEES AS THE COMPANY’S DIRECTORS.

Board Independence
The Board of Directors has determined that each of Messrs. Colin, Lahav, Reeder, Shelton, Young, and Zwecker is an “independent director” within the meaning of the applicable NASDAQ Stock Market, Inc. rules.

Dr. Centofanti is not considered to be an “independent director” because he serves as a senior executive of the Company.

Board Leadership Structure
Dr. Louis Centofanti, the Company’s President and Chief Executive Officer, also holds the position of the Chairman of the Board.  The Company believes such structure currently promotes the best interests of our stockholders.  Dr. Centofanti’s extensive knowledge of the history of the Company, its customers, and his background in our complex and unique core Nuclear Segment, enables him to provide guidance to our Board with day to day and long-term strategic business recommendations and decisions which ultimately enhance shareholder value.

Although the Company’s bylaws do not formally require the designation of a independent Lead Director when the positions of Chairman and Chief Executive Officer are held by the same person, Mr. Mark Zwecker was appointed by our Board of Directors on February 25, 2010, to serve as an independent Lead Director to enhance the Board’s ability to fulfill its responsibilities independently in the best interests of the Company’s stockholders.  As an independent Lead Director, Mr. Zwecker’s role includes:

•	convening and chairing meetings of the non-employee directors as necessary from time to time and Board meetings in the absence of the Chairman of the Board;
•	acting as liaison between directors, committee chairs and management;
•	serving as information sources for directors and management; and
•	carrying out responsibilities as the Board may delegate from time to time.

Meetings and Committees of the Board of Directors
During 2009, the Board of Directors held seven meetings, which included three telephonic meetings.  No Director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the committees on which he served during 2009.  The Company does not currently have a policy with respect to the attendance of its Directors at annual meetings; however, the Company encourages each of its Directors to attend whenever possible.  During 2009, all members of our Board of Directors attended our Annual Meetings of Shareholders held on July 29, 2009.  The Board of Directors has an Audit Committee, Compensation and Stock Option Committee, and a Corporate Governance and Nominating Committee.

Audit Committee:
The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, and the Company’s compliance with legal and regulatory requirements. In carrying out these purposes, the Audit Committee, among other things:

•	appoints, evaluates, and approves the compensation of the Company’s independent auditor;

•	pre-approves all auditing services and permitted non-audit services;

•	annually considers the qualifications and independence of the independent auditors;

•	reviews recommendations of independent auditors concerning the Company’s accounting principles, internal controls, and accounting procedures and practices;

•	reviews and approves the scope of the annual audit;

•	reviews and discusses with the independent auditors the audited financial statements; and

•	performs such other duties as set forth in the Audit Committee Charter.

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act, and is governed by an Audit Committee Charter.  A copy of the Audit Committee Charter is available on the website at www.perma-fix.com.  The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns by employees of the Company regarding accounting or auditing matters.

The Audit Committee members during 2009 were Mark Zwecker (Chairperson), Jon Colin, and Larry Shelton. The Board of Directors has determined that each of the three members of the Audit Committee is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Audit Committee meets at least quarterly and at such additional times as necessary or advisable and held nine meetings in 2009, which included five telephonic meetings.

Compensation and Stock Option Committee:
The Compensation and Stock Option Committee reviews and recommends to the Board of Directors the compensation and benefits of all of the Company’s officers and reviews general policy matters relating to compensation and benefits of the Company’s employees. The Committee also administers the Company’s stock option plans.  The Compensation and Stock Option Committee does not have a charter.  The members of the Compensation and Stock Option Committee during 2009 were Jack Lahav (Chairperson), Jon Colin, Joe Reeder, and Dr. Charles E. Young.  The Compensation and Stock Option Committee held four meetings in 2009.

Corporate Governance and Nominating Committee:
The Corporate Governance and Nominating Committee recommends to the Board of Directors candidates to fill vacancies on the Board, as well as, the nominees for election as the Company’s Directors by the stockholders at each annual meeting of stockholders.  In making such recommendation, the Nominating Committee takes into account information provided to them from the candidate, as well as the Nominating Committee’s own knowledge and information obtained through inquiries to third parties to the extent the Nominating Committee deems appropriate.  Although no formal criteria are established in evaluating a candidate for board recommendation, each candidate’s qualifications are reviewed to include:

•	standards of integrity, personal ethics and value, commitment, and independence of thought and judgment;
•	ability to represent the interests of the Company’s shareholders;
•	ability to dedicate sufficient time, energy and attention to fulfill the requirements of the position; and
•
diversity of skills and experience with respect to accounting and finance, management and leadership, business acumen, vision and strategy, charitable causes, business operations, and industry knowledge.

The Nominating Committee does not assign specific weight to any particular criteria and no particular criterion is necessarily applicable to all perspective nominees.  The Nominating Committee does not have a formal policy for the consideration of diversity in identifying nominees for directors.  However, the Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

The Corporate Governance and Nominating Committee does not have a formal policy with regard to the consideration of any director candidate recommended by stockholder, because our Board of Directors believes that our bylaws and the procedures noted below provide sufficient guidance for the consideration of such persons so recommended.  Although there is no formal procedure for stockholders to recommend nominees for the Board of Directors, the Nominating Committee will consider such recommendations if received in writing, together with all of the information described below as to the person so recommended, 120 days in advance of the annual meeting of stockholders. The Committee will evaluate the qualification of the candidate using the same criteria as candidates identified by the Corporate Governance and Nominating Committee noted above, such as experience with other organizations, skills, diversity, integrity, judgment and independence, for consideration to the Board.  Recommendations should be addressed to the Nominating Committee at the Company’s address and provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies for the election of such nominee, including the nominee’s written consent to serve as a director if so elected.  If the Chairman of the Meeting determines that a person is not nominated in accordance with the nomination procedure, such nomination will be disregarded.

Members of the Nominating Committee during 2009 were Dr. Charles E. Young (Chairperson), Jack Lahav, Joe Reeder, and Larry Shelton.  The Corporate Governance and Nominating Committee meets at least quarterly and at such times as necessary or advisable and held four meetings in 2009.  The Corporate Governance and Nominating Committee is governed by a Corporate Governance and Nominating Committee Charter, which is available on our website at www.perma-fix.com.  All members of the Corporate Governance and Nominating Committee are "independent" as that term is defined by the current NASDAQ listing standards.

Risk Oversight by Our Board
It is a fundamental part of the Board’s responsibility to understand the risks the Company faces, what steps management is taking to manage those risks and if the steps taken are effective in managing those risks. It is also important that the Board understands what level of risk is appropriate for the Company. While the Board of Directors has the ultimate oversight responsibility for the risk management process, certain committees play an integral part in fulfilling its oversight responsibilities in certain areas of risk.  In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls. The Audit Committee reviews and discusses with management and internal audit our major financial risk exposures, including risks related to fraud, liquidity and regulatory compliance, our policies with respect to risk assessment and risk management, and the steps management has taken to monitor and control such exposures at least quarterly and whenever warranted. The Compensation Committee strives to create incentives that do not encourage excessive risk-taking beyond the Company’s ability to effectively identify and manage risk.  The Board also receives regular updates from management of higher risk activities that we face, such as our closure policies and status of our pending litigation.  Each of our Directors has access to our Chief Financial Officer and any other members of our management to discussion any potential risks when warranted.

Code of Ethics
We have adopted a Code of Ethics that applies to all our executive officers, including our principal executive officer, principal financial officer, and controller.  Our Code of Ethics is available on our website at www.perma-fix.com.   If any amendments are made to the Code of Ethics or any grants of waivers are made to any provision of the Code of Ethics to any of our executive officers, we will promptly disclose the amendment or waiver and nature of such amendment of waiver on our website.

Compensation of Directors
Directors who are employees receive no additional compensation for serving on the Board of Directors or its committees.  In 2009, we provided the following annual compensation to directors who are not employees:

•
on the date of our 2009 Annual Meeting, each of our continuing non-employee directors was awarded options to purchase 12,000 shares of our Common Stock.   The grant date fair value of each option award received by our non-employee directors was $1.97 per share, based on the date of grant, pursuant to ASC 718, “Compensation – Stock Compensation”;

•	a monthly director fee of $2,167;
•	an additional monthly fee of $1,833 to our Audit Committee Chair; and
•	a fee of $1,000 for each board meeting attendance and a $500 fee for each telephonic conference call attendance.

Each director may elect to have 65% or 100% payable in Common Stock under the 2003 Outside Director Plan, with the remaining payable in cash.

The table below summarizes the director compensation expenses recognized by the Company for the director option and stock (resulting from fees earned) awards.  The terms of the 2003 Outside Directors Plan are further described below under “2003 Outside Directors Plan”.

Director Compensation Table
Name	Fees Earned or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($) (1)	($) (2)	($) (3)	($)	($)	($)	($)

Mark Zwecker	18,725	46,366	23,640	—	—	—	88,730
Jon Colin	—	41,331	23,640	—	—	—	64,971
Robert L. Ferguson (4)	10,675	26,435	23,640				60,750
Jack Lahav	—	39,999	23,640	—	—	—	63,639
Joe R. Reeder	—	40,665	23,640	—	—	—	64,305
Charles E. Young	10,325	25,566	23,640	—	—	—	59,532
Larry M. Shelton	11,025	27,300	23,640	—	—	—	61,965

(1)
Under the 2003 Outside Directors Plan, each director elects to receive 65% or 100% of the director’s fees in shares of our Common Stock.  The amounts set forth below represent the portion of the director’s fees paid in cash and excludes the value of the director’s fee elected to be paid in Common Stock under the 2003 Outside Director Plan, which value is included under “Stock Awards”.

(2)
The number of shares of Common Stock comprising stock awards granted under the 2003 Outside Directors Plan is calculated based on 75% of the closing market value of the Common Stock as reported on the NASDAQ on the business day immediately preceding the date that the quarterly fee is due.  Such shares are fully vested on the date of grant.  The value of the stock award is based on the market value of our Common Stock at each quarter end times the number of shares issuable under the award.  The amount shown is the fair value of the Common Stock on the date of the award.

(3)
Options granted under the Company’s 2003 Outside Director Plan resulting from reelection to the Board of Directors on July 29, 2009.  Options are for a 10 year period with an exercise price of $2.67 per share and are fully vested in six months from grant date.  The value of the option award for each outside director is calculated based on the fair value of the option per share ($1.97) on the date of grant times the number of options granted, which was 12,000, pursuant to ASC 718, “Compensation – Stock Compensation”.

(4)	Mr. Ferguson resigned as a member of our Board of Directors effective February 27, 2010.

2003 Outside Directors Plan
We believe that it is important for our directors to have a personal interest in our success and growth and for their interests to be aligned with those of our stockholders.  Therefore, under our 2003 Outside Directors Stock Plan (“2003 Directors Plan”), each outside director is granted a 10 year option to purchase up to 30,000 shares of Common Stock on the date such director is initially elected to the Board of Directors, and receives on each reelection date an option to purchase up to another 12,000 shares of Common Stock, with the exercise price being the fair market value of the Common Stock preceding the option grant date.  No option granted under the 2003 Directors Plan is exercisable until after the expiration of six months from the date the option is granted and no option shall be exercisable after the expiration of ten years from the date the option is granted.  Options to purchase 594,000 shares of Common Stock were granted and are outstanding under the 2003 Directors Plan as of December 31, 2009.

As a member of the Board of Directors, each director elects to receive either 65% or 100% of the director's fee in shares of our Common Stock based on 75% of the fair market value of the Common Stock determined on the business day immediately preceding the date that the quarterly fee is due.  The balance of each director’s fee, if any, is payable in cash.  In 2009, the fees earned by our outside directors totaled approximately $298,000.  Reimbursements of expenses for attending meetings of the Board are paid in cash at the time of the applicable Board meeting.  Although Dr. Centofanti is not compensated for his services provided as a director, Dr. Centofanti is compensated for his services rendered as an officer of the Company.  See “EXECUTIVE COMPENSATION — Summary Compensation Table.”

As of the date of this Proxy Statement, we have issued 758,042 shares of our Common Stock in payment of director fees since the inception of the 2003 Directors Plan and options granted under the 2003 Directors Plan to purchase 594,000 shares of Common Stock were outstanding.

Communications with the Board
The Company’s Board of Directors believes that it is important for the Company to have a process that enables stockholders to send communications to the Board.  Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to the Secretary of the Corporation, at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.  The mailing envelope must clearly indicate that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or only certain specified individual directors.  The Secretary of the Corporation will make copies of all such letters and circulate them to the appropriate director or directors.

Compensation Committee Interlocks and Insider Participation
During 2009, the Compensation and Stock Option Committee for our Board of Directors was composed of Jack Lahav (Chairperson), Jon Colin, Joe Reeder, and Dr. Charles E. Young.  None of the members of the Compensation and Stock Option Committee has been an officer or employee of the Company or has had any related party transaction with the Company requiring disclosure under the SEC regulations in 2009.

Family Relationships
There are no family relationships between any of the Company’s existing Directors, executive officers, or persons nominated or chosen to become a Director or executive officer.  Dr. Centofanti is the only Director who is the Company’s employee.

Certain Relationships and Related Transactions
In accordance with the Audit Committee Charter, our Audit Committee reviews all related party transactions involving our directors and officers.

Lawrence Properties LLC
During February 2006, our Board of Directors approved and we entered into a lease agreement, whereby we lease property from Lawrence Properties LLC, a company jointly owned by the president of Schreiber, Yonley and Associates, Robert Schreiber, Jr. and his spouse.  Mr. Schreiber is a member of our executive management team.  The lease is for a term of five years from June 1, 2006.  We pay monthly rent expense of $10,000, which we believe is lower than costs charged by unrelated third party landlords.  Additional rent will be assessed for any increases over the initial lease commencement year for property taxes or assessments and property and casualty insurance premiums.

Mr. David Centofanti
Mr. David Centofanti serves as our Director of Information Services.  For such services, he received total compensation in 2009 of approximately $166,000. Mr. David Centofanti is the son of our Chief Executive Officer and Chairman of our Board, Dr. Louis F. Centofanti.  We believe the compensation received by Mr. Centofanti for his technical expertise which he provides to the Company is competitive and comparable to compensation we would have to pay to an unaffiliated third party with the same technical expertise.

Mr. Larry McNamara
Mr. Larry McNamara resigned as our Vice President and Chief Operating Officer effective September 1 2009, and as an employ of the Company effective September 30, 2009. As a result of his resignation as Chief Operating Officer, Mr. McNamara's participation in the 2009 MIP plan terminated, and Mr. McNamara was required to repay the Company $26,567 in prepaid performance compensation pursuant to the terms of the 2009 MIP.   Effective October 1, 2009, Mr. McNamara, through his majority owned limited liability company, Oasis Services, LLC (“Oasis Services”), entered into a six month Consulting Agreement with the Company, pursuant to which Mr. McNamara, through Oasis Services, provided certain consulting services to the Company.  Pursuant to the terms of the Consulting Agreement, Oasis Services was paid an aggregate consulting fee of $98,000, less the $26,567 reimbursement payable by Mr. McNamara under the 2009 MIP.  The Consulting Agreement also provided, as consideration for Mr. McNamara to perform the consulting services, for the extension of the expiration date of 270,000 fully-vested non-qualified stock options held by Mr. McNamara until the earlier of March 31, 2010, or the termination of the Consulting Agreement.  Mr. McNamara exercised such non-qualified stock options on March 16, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act, and the regulations promulgated thereunder require our executive officers and directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes of ownership of our Common Stock with the Securities and Exchange Commission, and to furnish us with copies of all such reports.  Based solely on a review of the copies of such reports furnished to us and written information provided to us, we believe that during 2009 none of our executive officers, directors, or beneficial owners of more than 10% of our Common Stock failed to timely file reports under Section 16(a), except Mr. Joe Reeder, who inadvertently failed to timely file a Form 4 to report one transaction.

Audit Committee Report
The Audit Committee is responsible for providing independent objective oversight of the Company’s accounting functions and internal controls.  In accordance with rules adopted by the Commission, the Audit Committee of the Company states that:

•	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2009.

•
The Audit Committee has discussed with BDO Seidman, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communications with Audit Committees”), as modified or supplemented.

•
The Audit Committee has received the written disclosures and the letter from BDO Seidman, LLP, required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, “Communication with Audit Committees Concerning Independence”, as modified or supplemented, and has discussed with BDO Seidman, LLP, the independent registered public accounting firm’s independence.

In connection with the Audit Committee’s discussion with BDO Seidman, LLP, as described above, the Audit Committee discussed and considered the nature and scope of the non-audit services performed by BDO Seidman, LLP for the year ended December 31, 2009, and determined that the audit and non-audit services provided by BDO Seidman, LLP were compatible with maintaining the independence of BDO Seidman, LLP.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.  The Audit Committee also appointed BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2010.

This report is submitted on behalf of the members of the Audit Committee:

Mark Zwecker (Chairperson)
Jon Colin
Larry Shelton

The Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

EXECUTIVE OFFICERS
The following table sets forth, as of the date hereof, information concerning our executive officers:

NAME	AGE	POSITION
Dr. Louis F. Centofanti	67	Chairman of the Board, President and Chief Executive Officer
Mr. Ben Naccarato	47	Chief Financial Officer, Vice President, and Secretary
Mr. Robert Schreiber, Jr.	59	President of SYA, Schreiber, Yonley & Associates, a subsidiary of the Company, and Principal Engineer

Dr. Louis F. Centofanti
See “Election of Directors” for further information on Dr. Centofanti.

Mr. Ben Naccarato
Mr. Naccarato was named Chief Financial Officer by the Company’s Board of Directors on February 26, 2009.  Mr. Naccarato was appointed on October 24, 2008 by the Company’s Board of Directors as the Interim Chief Financial Officer, effective November 1, 2008.  Mr. Naccarato joined the Company in September 2004 and served as Vice President, Finance of the Company’s Industrial Segment until May 2006, when he was named Vice President, Corporate Controller/Treasurer.  Prior to joining the Company in September 2004, Mr. Naccarato served as the Chief Financial Officer of Culp Petroleum Company, Inc., a privately held company in the fuel distribution and used waste oil industry from December 2002 to September 2004.  Mr. Naccarato is a graduate of University of Toronto having received a Bachelor of Commerce and Finance Degree and is a Certified Management Accountant.

Mr. Robert Schreiber, Jr.
Mr. Schreiber has served as President of SYA since the Company acquired the environmental engineering firm in 1992. Mr. Schreiber co-founded the predecessor of SYA, Lafser & Schreiber in 1985, and served in several executive roles in the firm until our acquisition of SYA.  From 1978 to 1985, Mr. Schreiber served as Director of Air programs and all environmental programs for the Missouri Department of Natural Resources. Mr. Schreiber provides technical expertise in wide range of areas including the cement industry, environmental regulations and air pollution control.  Mr. Schreiber has a B.S. in Chemical Engineering from the University of Missouri – Columbia.

Resignation of Chief Operating Officer
On July 29, 2009, the Company accepted the resignation of Mr. Larry McNamara, as Vice President and Chief Operating Officer of the Company.  Mr. McNamara’s resignation as the Chief Operating Officer was effective September 1, 2009, and as an employee of the Company effective September 30, 2009.  The duties of the Company’s Chief Operating Officer have been temporarily assumed by Dr. Centofanti, Chairman of the Board, President and Chief Executive Officer, until the position of Chief Operating Officer is permanently filled.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
Our long-term success depends on our ability to efficiently operate our facilities, evaluate strategic acquisitions within our segments, and to continue to research and develop innovative technologies in the treatment of nuclear waste, mixed waste, and industrial waste.  To achieve these goals, it is important that we be able to attract, motivate, and retain highly talented individuals who are committed to our values and goals.

The Compensation and Stock Option Committee (for purposes of this analysis, the “Compensation Committee”) of the Board has responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy.  The Compensation Committee ensures that the total compensation paid to the named executive officers is fair, reasonable and competitive.  Generally, the types of compensation and benefits provided to members of the named executive officers are similar to those provided to other executive officers at similar sized companies and industries.

Compensation Philosophy and Objectives
The Compensation Committee bases its executive compensation program on our performance objectives.  The Compensation Committee evaluates both executive performance and compensation to ensure that we maintain our ability to attract superior employees in key positions and to remain competitive relative to the compensation paid to similarly situated executives of our peer companies.  The Compensation Committee believes executive compensation packages provided to our executives, including the named executive officers, should include both cash and equity-based compensation that provide rewards for performance.  The Compensation Committee bases it executive compensation program on the following philosophy:

•	Compensation should be based on the level of job responsibility, executive performance, and company performance.

•	Executive officers’ pay should be more closely linked to company performance than that of other employees because the executive officers have a greater ability to affect our results.

•	Compensation should be competitive with compensation offered by other companies that compete with us for talented individuals.

•	Compensation should reward performance.

•	Compensation should motivate executives to achieve our strategic and operational goals.

Employment Agreements; Potential Payments
During May 2009, the Company entered into employment agreements with each of Dr. Louis F. Centofanti (the “CEO Agreement”), Larry McNamara (the “COO Agreement”), and Ben Naccarato (the “CFO Agreement”) (together, the “Employment Agreements”).

Pursuant to the Employment Agreements, (a) Dr. Centofanti was entitled to receive an annual base salary of $253,094 as the Company’s Chief Executive Officer and President, (b) Mr. McNamara was entitled to receive an annual base salary of $216,320 as the Company’s Chief Operating Officer, and (c) Mr. Naccarato was entitled to receive an annual base salary of $200,000 as the Company’s Chief Financial Officer.  The annual base salary is subject to adjustment annually.  In addition, each such executive officer is entitled to participate in the Company's benefits plans and to any performance compensation payable under the Executive Management Incentive Plan (“MIP”) (see 2009 MIP below) in effect for each fiscal year as adopted by the Company’s Compensation Committee or Board of Directors.

On July 29, 2009, the Company accepted the resignation of Larry McNamara, as Vice President and Chief Operating Officer of the Company.  Mr. McNamara’s resignation as the Chief Operating Officer became effective September 1, 2009, and as an employee of the Company effective September 30, 2009.  When Mr. McNamara’s resignation as the Chief Operating Officer became effective, his Employment Agreement and MIP also terminated.  See “Certain Relationships and Related Transactions” for discussion of Mr. McNamara’s consulting agreement with the Company.

The CEO Agreement and the CFO Agreement are each effective for three years, unless earlier terminated by the Company with or without “cause” (as defined below) or by the executive officer for “good reason” (as defined below) or any other reason.  If the executive officer’s employment is terminated due to death, disability or for cause, the Company will pay to the executive officer or to his estate a lump sum equal to the sum of any unpaid base salary through the date of termination and any benefits due to the executive officer under any employee benefit plan, excluding any severance program or policy (the “Accrued Amounts”).

“Cause” as noted above is generally defined in each of the Employment Agreements as follows:

•
the ultimate conviction (after all appeals have been decided) of the executive by a court of competent jurisdiction of, or a plea of nolo contendrere, or a plea of guilty by the executive to a felony involving a moral practice or act;

•
willful or gross misconduct or gross neglect of duties by the executive, which is injurious to the Company.  Failure of the executive to perform his duties due to disability shall not be considered gross misconduct or gross neglect of duties;

•	act of fraud or embezzlement against the Company; and

•	willful breach of any material provision under the Employment Agreement.

“Good reason” as noted above is generally defined in each of the Employment Agreements as follow:

•
assignment to the executive of duties inconsistent with his responsibilities as they existed during the 90 day period preceding the date of the employment agreement, including status, office, title, and reporting requirement;

•
any other action by the Company which results in a reduction in the compensation payable to the executive, the position, authority, duties, or other responsibilities without the employee’s prior approval;

•	the relocation of the executive from his base location on the date of the employment agreement, excluding travel required in order to perform the executive’s job responsibilities;

•	any purported termination by the Company of the executive’s employment otherwise as permitted by the agreement; and

•
any material breach by the Company of any provision of the agreement, except that an insubstantial or inadvertent breach by the Company which is promptly remedied by the Company after receipt of notice by the executive is not considered a material breach.

If the executive officer terminates his employment for “good reason” or the Company terminates the executive’s employment without cause, the Company will pay the executive officer a sum equal to the total Accrued Amounts, plus one year of full base salary.  If the executive terminates his employment for a reason other than for good reason, the Company will pay to the executive the amount equal to the Accrued Amounts.

If there is a “Change in Control” (as defined below), all outstanding stock options to purchase Common Stock held by the executive officer will immediately become vested and exercisable in full.

The following table sets forth the potential (estimated) payments and benefits to which Dr. Centofanti and Mr. Naccarato would be entitled upon termination of employment or following a change in control of the Company, as specified under each Employment Agreement with the Company assuming each circumstance described below occurred on December 31, 2009, last day of our fiscal year.  In accordance with the COO Agreement, Mr. McNamara received only his accrued salary along with the benefits due under our employee benefit plan, through September 30, 2009, his last day as an employee of the Company.

			Termination by
			Executive for Good
Name and Principal Position	Disability,		Reason or by
	Death,		Company Without		Change in Control
Potential Payment/Benefit	or For Cause		Cause		of the Company

Dr. Louis Centofanti
Chairman of the Board,
President and Chief Executive
Officer
Severance	$—		$253,000		$—
Stock Options	$172,400	(1)	$172,400	(1)	$172,400	(2)
MIP (3)	$—		$—		$—

Ben Naccarato
Chief Financial Officer
Severance	$—		$200,000		$—
Stock Options	$18,650	(1)	$18,650	(1)	$82,400	(2)
MIP (3)	$—		$—		$—

(1)
Benefit is estimated based on the number of stock options vested as of December 31, 2009 that are in-the-money. Amount represents the difference between the exercise price and the closing price of our Common Stock as reported on NASDAQ on December 31, 2009.

(2)
Benefit is estimated based on the number of stock options outstanding as of December 31, 2009 that are in-the-money. Amount represents the difference between the exercise price and the closing price of our Common Stock as reported on NASDAQ on December 31, 2009.

(3)
Represents performance compensation earned under the Company’s MIP.  Pursuant to the 2009 MIP, if the participant’s employment with the Company is voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment period, no MIP payment will be payable for and after such period (see “Executive Management Incentive Plan” for further discussion of the Company 2009 MIP) .

A “Change in Control” under the Employment Agreements is generally deemed to have occurred if:  (a) a transaction in which any person, entity, corporation, or group (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange (other than the Company, or a profit sharing, employee ownership or other employee benefit plan sponsored by the Company or any subsidiary of the Company): (i) will purchase any of the Company’s voting securities (or securities convertible into such voting securities) for cash, securities or other consideration pursuant to a tender offer, or (ii) will become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then outstanding securities of the Company ordinarily having the right to vote in the election of directors; or (b) a change, without the approval of at least two-thirds of the Board of Directors then in office, of a majority of the Company’s Board of Directors; or (c) the Company’s execution of an agreement for the sale of all or substantially all of the Company’s assets to a purchaser which is not a subsidiary of the Company; or (d) the Company’s adoption of a plan of dissolution or liquidation; or (e) the Company’s closure of the Company’s facility where the executive works; or (f) the Company’s execution of an agreement for a merger or consolidation or other business combination involving the Company in which the Company is not the surviving corporation, or, if immediately following such merger or consolidation or other business combination, less than fifty percent (50%) of the surviving corporation’s outstanding voting stock is held by persons who are stockholders of the Company immediately prior to such merger or consolidation or other business combination; or (f) such event that is of a nature that is required to be reported in response to Item 5.01 of Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act.

The amounts payable with respect to a termination (other than base salary and amounts otherwise payable under any Company employee benefit plan) are payable only if the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

Role of Executive Officers in Compensation Decisions
The Compensation Committee makes all compensation decisions for the named executive officers and equity awards to all of our officers.  Decisions regarding the non-equity compensation of other officers are made by the Compensation Committee, based on the recommendations of Chief Executive Officer.

The Chief Executive Officer annually reviews the performance of each of the named executive officers (other than the Chief Executive Officer whose performance is reviewed by the Compensation Committee).  Based on such reviews, the Chief Executive Officer presents a recommendation to the Compensation Committee, which may include salary adjustments, bonus and equity based awards, and annual award.  The Compensation Committee considers such recommendation in light of the compensation philosophy and objectives described above and the process described below.  Based on its analysis, the Compensation Committee exercises its discretion in accepting or modifying all such recommendations. The Chief Executive Officer is not present during the voting or deliberations of the Compensation Committee with respect to the Chief Executive Officer’s compensation.  Beginning in 2009, the compensation for our Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer is set forth in their respective Employment Agreements.

The Compensation Committee’s Processes
The Compensation Committee has established certain processes designed to achieve our executive compensation objectives.  These processes include the following:

•
Company Performance Assessment.  The Compensation Committee assesses our performance in order to establish compensation ranges and, as described below, to establish specific performance measures that determine incentive compensation under the Company’s Executive Management Incentive Plan.  For this purpose, the Compensation Committee considers numerous measures of performance of both us and industries with which we compete, including but not limited to revenue, net income, and unbilled receivables.

•
Individual Performance Assessment.  Because the Compensation Committee believes that an individual’s performance should effect an individual’s compensation, the Compensation Committee evaluates each named executive officer’s performance.  With respect to the named executive officers, other than the Chief Executive Officer, the Compensation Committee considers the performance analysis provided by the Chief Executive Officer.  With respect to all named executive officers, the Compensation Committee exercises its judgment based on its interactions with the executive officer, such officer’s contribution to our performance and other leadership achievements.  This process was undertaken with respect to our Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer in setting the base salary for each such officer set forth in the Employment Agreements.

•
Peer Group Assessment.  The Compensation Committee benchmarks our compensation program with a group of companies against which the Compensation Committee believes we compete for talented individuals (the “Peer Group”).  The composition of the Peer Group is periodically reviewed and updated by the Compensation Committee.  The companies currently comprising the Peer Group are Clean Harbors, Inc., American Ecology Corporation, and EnergySolutions, Inc., each of which is a waste disposal/management company.  The Compensation Committee considers the Peer Group’s executive compensation programs as a whole and the compensation of individual officers in the Peer Group, if job responsibilities are meaningfully similar.  The Compensation Committee also considers individual factors such as experience level of the individual and market conditions.  The Compensation Committee believes that the Peer Group comparison helps insure that our executive compensation program is competitive with other companies in the industry.  This process was undertaken with respect to our Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer in setting the base salary for each such officer set forth in the Employment Agreements.

2009 Executive Compensation Components
For the fiscal year ended December 31, 2009, the principal components of compensation for executive officers were:

•	base salary;
•	performance-based incentive compensation;
•	long term incentive compensation;
•	retirement and other benefits; and
•	perquisites and other personal benefits.

Based on the Summary Compensation Table in this section, salary accounted for approximately 59.3% of the total compensation of the executive officers while non-equity incentive, option award, and other compensation accounted for approximately 40.7% of the total compensation of the executive officers.

Base Salary
The named executive officers, other officers, and other employees of the Company receive a base salary during the fiscal year.  Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility by using market data and comparisons to the Peer Group.

During its review of base salaries for executives, the Compensation Committee primarily considers:

•	market data and Peer Group comparisons;

•	internal review of the executive’s compensation, both individually and relative to other officers; and

•	individual performance of the executive.

Salary levels are typically considered annually as part of the performance review process as well as upon a promotion or other change in job responsibility.  Merit based salary increases for executives are based on the Committee’s assessment of the individual’s performance.  Beginning in 2009, the base salary for the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer is set forth in the Employment Agreements.  The annual base salary is subject to adjustment annually pursuant to the Employment Agreements.

Performance-Based Incentive Compensation
The Compensation Committee has the latitude to design cash and equity-based incentive compensation programs to promote high performance and achievement of our corporate objectives by Directors and the named executives, encourage the growth of stockholder value and enable employees to participate in our long-term growth and profitability. The Compensation Committee may grant stock options and/or performance bonuses.  In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate.  In addition, the Chief Executive Officer has discretionary authority to grant stock options to certain high-performing executives or officers, with the approval of the Compensation Committee.

All awards of stock options are made at or above the market price at the time of the award.  Stock options may be awarded to newly hired or promoted executives at the discretion of the Compensation Committee, following the hiring or promotion.  Grants of stock options to newly hired executive officers who are eligible to receive them are generally made at the next regularly scheduled Compensation Committee meeting following their hire date.

2009 MIP
During May 2009, the Compensation Committee approved individual MIPs for fiscal year 2009 for Dr. Louis F. Centofanti, our Chief Executive Officer, Larry McNamara, our Chief Operating Officer, and Ben Naccarato, our Chief Financial Officer.  The MIPs were effective as of January 1, 2009.  Mr. McNamara resigned as the Company’s Chief Operating Officer, effective September 1, 2009 and remained as an employee of the Company through September 30, 2009.  Upon Mr. McNamara’s resignation as the Chief Operating Officer, effective September 1, 2009, his MIP also terminated.  The MIP provides guidelines for the calculation of annual cash incentive based compensation, subject to the Compensation Committee oversight and modification.  Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary.  The potential target performance compensation ranged from 25% to 44% of the 2009 base salary for the Chief Financial Officer and 50% to 87% of the base salary for each of the Chief Operating Officer and Chief Executive Officer.

The performance compensation for 2009 for the Chief Operating Officer and Chief Executive Officer was based upon achievement of corporate financial net income and revenue, health, safety, and environmental compliance objectives during fiscal year 2009.  Of the total potential performance compensation, 55% was based on net income goals, 15% was based on revenue goals, 15% was based on the number of health and safety claim incidents that occurred during fiscal year 2009, and the remaining 15% was based on the number of notices alleging violations relating to environmental, health or safety requirements under our permit or license violations that occur during the fiscal year.  The revenue and net income components were based on our board approved 2009 budget.

The performance compensation for the Chief Financial Officer was based upon achievement of net income, administrative expense, financial oversight, centralization of accounting and information technology functions objectives, as well as the timely filing with the SEC of the Company’s annual and quarterly reports and Form 8-Ks.  Of the total potential performance compensation, 25% is based on net income goals, 15% is based on maintaining or reducing our budgeted administrative expense, 10% is based on the timeliness of the Company’s annual, quarterly, and Form 8-K report filings with the SEC, 10% is based on financial oversight, 10% is based on compliance with the requirements of the Sarbanes-Oxley Act of 2002, and 30% is based on accounting centralization and information technology objectives.  The net income and administrative expense components were based on our board approved 2009 budget.

Performance compensation earned under each MIP by the Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer are reduced by 15% if the Company’s unbilled trade receivable balance older than December 31, 2006, is not reduced by $4.0 million or more as of December 31, 2009, from the unbilled balance as of December 31, 2008.  The minimum performance compensation becomes payable upon achieving between 85% to 100% of corporate financial objectives, with the maximum performance compensation becoming payable upon achieving 161% of such objectives, except the Chief Financial Officer’s minimum performance compensation for achieving administrative expense goals is based on maintaining the Company’s administrative expense at 100% of the objective, with the maximum performance compensation payable if administrative expense is 88% of the objective.

If the MIP participant’s employment with the Company is voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment period, no MIP payment will be payable for and after such period.  The Compensation Committee retains the right to modify, change or terminate each MIP at any time and for any reason.

In 2009, the Chief Executive Officer and Chief Financial Officer achieved above the minimum performance compensation level but below the maximum performance compensation level.  No MIP was earned by the Chief Operating Officer due to his resignation.  In 2008 and 2007, none of the named executive officers met the minimum performance compensation level.

The annual MIP compensation is calculated and prepaid on a quarterly basis.  The following table sets forth the MIP compensation earned in fiscal year 2009 under the 2009 MIP:

	MIP		MIP	MIP	MIP
	Compensation		Compensation	Compensation	Compensation
Name	1st Qtr 2009		2nd Qtr 2009	3rd Qtr 2009	4th Qtr 2009		Total
Dr. Louis Centofanti	$29,888		$–	$–	$115,687		$145,575	(3)
Larry McNamara (1)	$26,567	(4)	$–	$–	$(26,567	)(4)	$–
Ben Naccarato (2)	$8,775		$–	$2,025	$47,163		$57,963	(3)

(1)  Resigned as Chief Operating Officer, effective September 1, 2009 and as an employee of the Company effective September 30, 2009.

(2) Named as Chief Financial Officer and Secretary of the Board of Directors by the Company’s Board of Directors on February 26, 2009.  Mr. Naccarato was named as Interim Chief Financial Officer and Secretary of the Board of Directors effective November 1, 2008 by the Company’s Board of Directors on October 24, 2008.

(3)Of the amount noted, $112,909 for Dr. Centofanti and $47,432 for Mr. Naccarato were paid on March 19, 2010.

(4)Amount was estimated and prepaid for the first quarter of 2009, pursuant to the MIP.  Amount was paid back to the Company by Mr. McNamara as of March 31, 2010 as no amount was earned by Mr. McNamara under the 2009 MIP upon his resignation.

2010 MIP
On February 25, 2010, the Company’s Compensation and Stock Option Committee (“Compensation Committee”) approved individual management incentive plans for fiscal year 2010 for Dr. Louis F. Centofanti, our Chief Executive Officer (“CEO”), and Ben Naccarato, our Chief Financial Officer (“CFO”).  The MIPs are effective as of January 1, 2010.  Each MIP provides that, in addition to base salary, our CEO and CFO will receive cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary.  If all of the potential target performance levels are met or exceeded, payment of cash compensation under the 2010 MIP would range from 25% to 44% or $52,000 to $91,000 of the 2010 base salary for the CFO and 50% to 87% or $131,609 to $230,316 of the base salary for the CEO.

The performance compensation for the CEO is based upon achievement of corporate financial net income and revenue, health and safety, and environmental compliance objectives during fiscal year 2010.  Of the total potential performance compensation, 55% is based on net income goals, 15% is based on revenue goals, 15% is based on the number of health and safety claim incidents that occur during fiscal year 2010, and the remaining 15% is based on the number of notices alleging violations that occur during 2010 relating to environmental, health or safety requirements under our permits or licenses.  The revenue and net income components are based on our board approved 2010 budget.

The performance compensation for the CFO is based upon achievement of net income, administrative expense, financial oversight, centralization of accounting and information technology functions objectives, internal control compliance, as well as the timely filing with the Securities and Exchange Commission (“SEC”) of the Company’s annual and quarterly reports and Form 8-Ks. Of the total potential performance compensation, 25% is based on net income goals, 15% is based on maintaining or reducing our budgeted administrative expense, 10% is based on the timeliness of the Company’s annual, quarterly, and Form 8-K report filings with the SEC, 10% is based on financial oversight, 10% is based on compliance with the requirements of the Sarbanes-Oxley Act of 2002, and 30% is based on accounting centralization and information technology objectives.  The net income and administrative expense components are based on our board approved 2010 budget.

Performance compensation earned under each MIP by the CEO and CFO will be reduced by 15% if the Company’s unbilled trade receivable balance older than December 31, 2007, is not reduced by $2.5 million or more as of December 31, 2010, from the unbilled balance as of December 31, 2009.  The minimum performance compensation becomes payable upon achieving between 85% to 100% of corporate financial objectives, with the maximum performance compensation becoming payable upon achieving 161% of such objectives, except the CFO’s minimum performance compensation for achieving administrative expense goals is based on maintaining the Company’s administrative expense at 100% of the objective, with the maximum performance compensation payable if administrative expense is 88% of the objective.

The annual MIP compensation is payable on or about 90 days after year end, or sooner, based on the Company’s final audited Form 10-K financial statements.

If the MIP participant’s employment with the Company is voluntarily or involuntarily terminated prior to the scheduled MIP compensation payment, no MIP payment will be payable for and after such period.  The Compensation Committee retains the right to modify, change or terminate each MIP at any time and for any reason.

Long-Term Incentive Compensation

Employee Stock Option Plan
The 2004 Stock Option Plan (the “2004 Option Plan”) encourages participants to focus on long-term performance and provides an opportunity for executive officers and certain designated key employees to increase their stake in the Company. Stock options succeed by delivering value to the executive only when the value of our stock increases.  The 2004 Option Plan authorizes the grant of Non-Qualified Stock Options (“NQSO”) and Incentive Stock Options (“ISOs”) for the purchase of Common Stock.

The 2004 Option Plan assists the Company to:

•	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

•	provide an opportunity for increased equity ownership by executives; and

•	maintain competitive levels of total compensation.

Stock option award levels are determined based on market data, vary among participants based on their positions with us and are granted generally at the Compensation Committee’s regularly scheduled July or August meeting. Newly hired or promoted executive officers who are eligible to receive options are generally awarded such options at the next regularly scheduled Compensation Committee meeting following their hire or promotion date.

Options are awarded with an exercise price equal to or not less than the closing price of the Company’s Common Stock on the date of the grant as reported on the NASDAQ.  In certain limited circumstances, the Compensation Committee may grant options to an executive at an exercise price in excess of the closing price of the Company’s Common Stock on the grant date.  The Compensation Committee will not grant options with an exercise price that is less than the closing price of the Company’s Common Stock on the grant date.

On February 26, 2009, the Compensation Committee, with the approval of our Board of Directors authorized the grant of 75,000 ISOs to our newly named Chief Financial Officer, which allows for the purchase of up to 75,000 shares of our Common Stock under the Company’s 2004 Option Plan.  The options have a six year term with staggered vesting of 33.3% each year for three years (see “Grant of Plan-Based Award” for further information regarding this award).  No other options were granted to any other named executives in 2009.

On August 5, 2008, we granted 150,000, 150,000, and 40,000 ISOs to our Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer, respectively under the 2004 Option Plan.  The options granted in 2008 also have a six year term with staggered vesting of 33.3% each year for three years.  All of the 150,000 options granted to our previous Chief Operating Officer in 2008, were forfeited by him as of December 31, 2009, pursuant to the terms of the options.  The Company did not grant any options in 2007 due to timing constraints resulting from our acquisition of our PFNWR facility and the divestiture efforts of our Industrial Segment facilities.

Vesting of option awards ceases upon termination of employment and exercise right of the vested option amount ceases upon three months from termination of employment except in the case of death or retirement (subject to a six month limitation), or disability (subject to a one year limitation).  Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option.

In the event of a change of control (as defined in the “1993 Non-Qualified Stock Option Plan” and “2004 Stock Option Plan”) of the Company, each outstanding option and award granted under the plans shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

Accounting for Stock-Based Compensation
We account for stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation”.  ASC 718 establishes accounting standards for entity exchanges of equity instruments for goods or services.  It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments.  ASC 718 requires all stock-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values.  The Company uses the Black-Scholes option-pricing model to determine the fair-value of stock-based awards which requires subjective assumptions.  Assumptions used to estimate the fair value of stock options granted include the exercise price of the award, the expected term, the expected volatility of the Company’s stock over the option’s expected term, the risk-free interest rate over the option’s expected term, and the expected annual dividend yield.  The Company’s expected term represents the period that stock-based awards are expected to be outstanding and is determined based on historical experience of similar awards, giving consideration to the contractual terms of the stock-based awards, vesting schedules, and post-vesting data.  Our computation of expected volatility is based on the Company’s historical volatility from our traded common stock over the expected term of the option grants.  The interest rate for periods within the expected term of the award is based on the U.S. Treasury yield curve in effect at the time of grant.

We recognize stock-based compensation expense using a straight-line amortization method over the requisite period, which is the vesting period of the stock option grant.  As ASC 718 requires that stock-based compensation expense be based on options that are ultimately expected to vest, our stock-based compensation expense is reduced at an estimated forfeiture rate.  Our estimated forfeiture rate is generally based on historical trends of actual forfeitures.  Forfeiture rates are evaluated, and revised as necessary.

Retirement and Other Benefits

401(k) Plan
We adopted the Perma-Fix Environmental Services, Inc. 401(k) Plan (the “401(k) Plan”) in 1992, which is intended to comply with Section 401 of the Internal Revenue Code and the provisions of the Employee Retirement Income Security Act of 1974.  All full-time employees who have attained the age of 18 are eligible to participate in the 401(k) Plan.  Eligibility is immediate upon employment but enrollment is only allowed during two yearly open periods of January 1 and July 1.  Participating employees may make annual pretax contributions to their accounts up to 100% of their compensation, up to a maximum amount as limited by law.  We, at our discretion, may make matching contributions based on the employee’s elective contributions.  Company contributions vest over a period of five years.  We have matched 25% of our employees’ contributions since inception of the Plan.  Effective March 1, 2009, the Company suspended its matching contribution in an effort to reduce costs in light of the slowdown in the economy.  We contributed $85,000 in matching funds during 2009, of which approximately $4,236 was for our named executive officers.  Effective January 1, 2010, the Company reinstated this matching contribution (See the “Summary Compensation Table” in this section for information about our matching contributions to the named executive officers).

Perquisites and Other Personal Benefits
The Company provides executive officers with limited perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions.  The Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers.  The executive officers are provided an auto allowance.

Compensation Committee Report
The Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION AND STOCK OPTION COMMITTEE
Jack Lahav, Chairman
Jon Colin
Joe Reeder
Dr. Charles E. Young

Summary Compensation Table
The following table summarizes the total compensation paid or earned by each of the executive officers for the fiscal years ended December 31, 2009, 2008, and 2007.

Name and Principal Position	Year	Salary	Bonus		Option Awards		Non-Equity Incentive Plan Compensation		All other Compensation	Total Compensation
		($)	($) (3)		($) (4)		($) (5)		($) (7)	($)

Dr. Louis Centofanti	2009	253,094	—		—		145,575	(6)	10,217	408,886
Chairman of the Board,	2008	251,410	—		174,891		15,514		12,875	454,690
President and Chief	2007	241,560	—		—		17,550		12,875	271,985
Executive Officer

Ben Naccarato (¹)	2009	196,110	—		59,475		57,963	(6)	8,492	322,040
Vice President and Chief	2008	176,136	25,000		46,638		—		3,875	251,649
Financial Officer	2007	166,610	25,000		—		—		3,125	194,735

Larry McNamara (2)	2009	174,949	—		144,000	(2)	—	(6)	56,900	375,849
Chief Operating Officer	2008	214,720	—		174,891		13,790		12,875	416,276
	2007	206,769	—		—		15,000		12,875	234,644

Robert Schreiber, Jr.	2009	191,894	69,130	(8)	—		—		8,400	269,424
President of SYA	2008	184,588	88,386		29,148		—		12,676	314,798
	2007	197,000	35,204		—		—		18,114	250,318

(1)
Named as Chief Financial Officer and Secretary of the Board of Directors by the Company’s Board of Directors on February 26, 2009.  Mr. Naccarato was named as Interim Chief Financial Officer and Secretary of the Board of Directors effective November 1, 2008. Mr. Naccarato served as the Vice President, Corporate Controller/Treasurer prior to being named Interim Chief Financial Officer and Secretary of the Board of Directors.

(2)
Resigned as Chief Operating Officer effective September 1, 2009 and as an employee of the Company effective September 30, 2009.  Prior to Mr. McNamara’s resignation, the Company amended and extended 270,000 fully-vested outstanding non-qualified stock options held by Mr. McNamara until the earlier of 5:00 p.m. on March 31, 2010, or termination of Mr. McNamara under a consulting agreement entered into by the Company with Mr. McNamara (see footnote 7 below for additional information on the consulting agreement).  The 270,000 amended non-qualified stock options are reflected in this table as a new grant of options based on the fair value of $144,000 as of the date of the amendment, computed in accordance with ASC 718, “Compensation – Stock Compensation”, excluding the effect of forfeitures.  The 270,000 stock options were exercised by Mr. McNamara on March 16, 2010.  See “Certain Relationships and Related Transactions” for a discussion of Mr. McNamara’s consulting agreement with the Company.

(3)
Amount earned by Mr. Naccarato for 2008 and 2007 represents bonus earned as Vice President, Corporate Controller/Treasurer, prior to being named as Chief Financial Officer.   Amounts earned by Mr. Schreiber for each year represent discretionary bonuses approved by our Chief Executive Officer with respect to our Engineering Segment.  See footnotes (5) and (6) for bonus earned by the named executive officers under the Company’s MIP.

(4)
This amount reflects the aggregate grant date fair value of awards computed in accordance with ASC 718, “Compensation – Stock Compensation”, excluding the effect of forfeitures.  No options were granted to any employees and named executives in 2007.

(5)	Represents performance compensation earned under the Company’s MIP. The MIP is described under the heading “2009 MIP”.

(6)
Represents 2009 performance compensation earned in 2009 under the Company’s MIP.  $112,909 for Dr. Centofanti and $47,432 for Mr. Naccarato were paid on March 19, 2010.  No MIP was earned by Mr. McNamara in 2009.

(7)
The amount shown includes a monthly automobile allowance of $750 or the use of a company car, and where applicable, our 401(k) matching contribution.  Effective October 1, 2009, Mr. McNamara entered into a six month consulting agreement with us, subject to renewal upon agreement by Mr. McNamara and us.  Pursuant to the terms of the consulting agreement, Mr. McNamara earned $49,500, which is included in “Other” below, for consulting services rendered to the Company from October 1, 2009 through December 31, 2009.

Name	401(k) match	Auto Allowance or Company Car	Other	Total
Dr. Louis Centofanti	$1,217	$9,000	$—	$10,217
Ben Naccarato	$992	$7,500	$—	$8,492
Larry McNamara	$650	$6,750	$49,500	$56,900
Robert Schreiber, Jr.	$1,377	$7,023	$—	$8,400

(8)	Of the amount noted, $700 was paid in 2009 and $68,430 was paid in February 2010.

The compensation plan under which the awards in the following “Grant of Plan-Based Awards Table” were made are generally described in the Compensation Discussion and Analysis section, and include the Company’s MIP, which is a non-equity incentive plan, and the Company’s 2004 Stock Option Plan, which provides for grant of stock options to our employees.

Grant of Plan-Based Awards Table

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option	Grant Date Fair Value of Option
		Threshold	Target	Maximum	Options		Awards	Awards
Name	Grant Date	$	$ (1)	$ (1)	(#)		($/Sh)	($)

Dr. Louis Centofanti	N/A	—	126,547	221,455	—		—	—

Ben Naccarato (2)	2/26/2009	—	—	—	75,000		1.42	59,475	(4)
	N/A	—	50,000	87,500	—		—	—

Larry McNamara (3)	N/A	—	108,160	189,278	50,000	(3)	1.25	46,000	(3)
					120,000	(3)	1.75	65,500	(3)
					100,000	(3)	2.19	32,500	(3)

Robert Schreiber, Jr.	N/A	—	—	—	—		—	—

(1)
The amounts shown in column titled “Target” reflects the minimum payment level under the Company’s 2009 MIP which is paid with the achievement of 85% to 100% of the target amount. The amount shown in column titled “Maximum” reflects the maximum payment level of reaching 161% of the target amount. These amounts are based on the individual’s current salary and position.

(2)	Named as Chief Financial Officer and Secretary of the Board of Directors by the Company’s Board of Directors on February 26, 2009. Options were granted upon being named as Chief Financial Officer.

(3)
Resigned as Chief Operating Officer effective September 1, 2009 and as an employee of the Company effective September 30, 2009.  No amount was earned by Mr. McNamara under the 2009 Executive Management Incentive Plan.  On September 28, 2009, the Company amended and extended Mr. McNamara’s fully vested non-qualified stock options until the earlier of 5:00 p.m. on March 31, 2010, or termination of Mr. McNamara under the consulting agreement between Mr. McNamara and the Company.  The amended non-qualified stock options are reflected in this table as new grants of options based on the fair value as of the date of amendment, computed in accordance with ASC 718, “Compensation – Stock Compensation”, excluding the effect of forfeitures.  The stock options were exercised by Mr. McNamara on March 16, 2010.

(4)	Calculated using the fair value of $.793 per share as determined on the date of grant in accordance with ASC 718, “Compensation – Stock Compensation”.

Outstanding Equity Awards at Fiscal Year

The following table sets forth unexercised options held by the named executive officers as of the fiscal year-end.

Outstanding Equity Awards at December 31, 2009

	Option Awards
Name	Number of Securities underlying Unexercised Options (#) Exercisable		Number of Securities underlying Unexercised Options (#) (1) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Dr. Louis Centofanti	70,000		—		—	1.25	4/10/2010
	100,000		—		—	1.75	5/10/2011
	100,000		—		—	2.19	2/27/2013
	100,000		—		—	1.86	3/2/2012
	50,000		100,000	(2)	—	2.28	8/5/2014

Ben Naccarato	20,000		—		—	1.44	10/28/2014
	5,000		—		—	1.86	3/2/2012
	13,333		26,667	(2)	—	2.28	8/5/2014
	—		75,000	(3)		1.42	2/26/2015

Larry McNamara	50,000	(4)	—		—	1.25		(4)
	120,000	(4)	—		—	1.75		(4)
	100,000	(4)	—		—	2.19		(4)

Robert Schreiber, Jr.	50,000		—		—	1.75	5/10/2011
	50,000		—		—	2.19	2/27/2013
	25,000		—		—	1.86	3/2/2012
	8,333		16,667	(2)	—	2.28	8/5/2014

(1)
In the event of a change in control (as defined in the Option Plan) of the Company, each outstanding option and award shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

(2)	Incentive stock option granted on August 5, 2008 under the Company’s Option Plan. The option is for a six year term and vests over a three year period, at one third increments per year.

(3)	Incentive stock option granted on February 26, 2009 under the Company’s Option Plan. The option is for a six year term and vests over a three year period, at one third increments per year.

(4)
Resigned as Chief Operating Officer effective September 1, 2009 and as an employee of the Company effective September 30, 2009.  After Mr. McNamara’s resignation as the Chief Operating Officer but prior to his resignation as an employee of the Company became effective, the Company entered into a six months consulting agreement with Mr. McNamara, subject to the consulting agreement being renewed upon agreement by Mr. McNamara and us, and amended and extended the fully vested outstanding non-qualified stock options until the earlier of 5:00 p.m. on March 31, 2010 or termination of Mr. McNamara as a consultant under the consulting agreement.   The stock options were exercised by Mr. McNamara on March 16, 2010.

The following table sets forth the number of options exercised by the named executive officers in 2009:

Option Exercises and Stock Vested Table

	Option Awards
Name	Number of Shares Acquired on Exercises (#)	Value Realized On Exercise ($) (1)

Dr. Louis F. Centofanti	—	—

Ben Naccarato	—	—

Larry McNamara (2)	250,000	147,500

Robert Schreiber, Jr.	15,000	14,400

(1)	Based on the difference between the closing price of our Common Stock reported on the NASDAQ Capital Market on the exercise date and the exercise price of the option.

(2)	Resigned as Chief Operating Officer effective September 1, 2009 and as an employee of the Company effective September 30, 2009.

Equity Compensation Plans
The following table sets forth information as of December 31, 2009, with respect to our equity compensation plans.

	Equity Compensation Plan
Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans Approved by stockholders	3,109,525	$2.05	889,147
Equity compensation plans not Approved by stockholders	—	—	—
Total	3,109,525	$2.05	889,147

Compensation Risk Assessment
In reviewing our executive compensation program, the Company considers whether the program encourages unnecessary or excessive risk taking and has concluded that its compensation policies do not create risks that are reasonably likely to have a material adverse effect on the Company.  This conclusion was based on the assessment performed by the Company, with input from the Company’s executive management and its outside securities counsel.  The Company’s assessment included consideration of Item 402(s) as discussed between the Company’s management following in depth discussions of Item 402(s) with our outside securities counsel.  In conducting the Company’s risk assessment, numerous factors were considered, including:

•
the Company does not offer significant short-term incentives that would reasonably be considered as motivating high-risk investments or other conduct that is not consistent with the long term goals of the Company;

•	the mix between short-term and long-term compensation, which is also discussed in “Compensation Discussion and Analysis;”

•	the type of equity awards granted to employees and level of equity and equity award holdings; and

•	the historical emphasis at the Company on long-term growth and profitability over short-term gains.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners
The table below sets forth information as to the shares of Common Stock beneficially owned as of August 9, 2010, by each person known by us to be the beneficial owners of more than 5% of any class of our voting securities.

Name of Beneficial Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (1)
Heartland Advisors, Inc. (2)	Common	5,760,800	10.47%
Rutabaga Capital Management (3)	Common	3,903,027	7.09%
Oberweis Asset Management, Inc. (4)	Common	2,819,870	5.12%

(1)  The number of shares and the percentage of outstanding Common Stock beneficially owned by a person are based upon 55,030,884 shares of Common Stock outstanding on August 9, 2010, and the number of shares of Common Stock which such person has the right to acquire beneficial ownership of within 60 days. Beneficial ownership by our stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act.

(2) This information is based on the Schedule 13G/A, filed with the Securities and Exchange Commission (“SEC”) on May 10, 2010, which provides that Heartland Advisors, Inc., an investment advisor, shares dispositive power over all of the shares and shares voting power over 5,503,800 of such shares, and no sole voting or sole dispositive power over any of the shares.  The address of Heartland Advisors, Inc. is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

(3) This information is based on the Schedule 13F-HR, filed with the SEC on April 26, 2010, which provides that Rutabaga Capital Management, an investment advisor, has sole voting power and sole dispositive power over all of these shares.  The address of Rutabaga Capital Management is 64 Broad Street, Boston, MA  02109.

(4) This information is based on the Schedule 13F-HR filed with the SEC on May 17, 2010, which provides that Oberweis Asset Management, Inc., an investment advisor, has sole dispositive power over all of these shares but sole voting power over 2,136,900 shares and no voting power over 682,970 shares.  The address of Oberweis Asset Management is 3333 Warrenville Road, Suite 500, Lisle, IL 60532.

Capital Bank represented to us that:
•	As of August 9, 2010, Capital Bank holds of record as a nominee for, and as an agent of, certain accredited investors, 4,321,590 shares of our Common Stock.;
•	All of the Capital Bank's investors are accredited investors;
•
None of Capital Bank's investors beneficially own more than 4.9% of our Common Stock and to its best knowledge, none of Capital Bank’s investors act together as a group or otherwise act in concert for the purpose of voting on matters subject to the vote of our stockholders or for purpose of dispositive or investment of such stock;

•	Capital Bank's investors maintain full voting and dispositive power over the Common Stock beneficially owned by such investors; and
•	Capital Bank has neither voting nor investment power over the shares of Common Stock owned by Capital Bank, as agent for its investors.
•
Capital Bank believes that it is not required to file reports under Section 16(a) of the Exchange Act or to file either Schedule 13D or Schedule 13G in connection with the shares of our Common Stock registered in the name of Capital Bank.

•
Capital Bank is not the beneficial owner, as such term is defined in Rule 13d-3 of the Exchange Act, of the shares of Common Stock registered in Capital Bank’s name because (a) Capital Bank holds the Common Stock as a nominee only and (b) Capital Bank has neither voting nor investment power over such shares.

Notwithstanding the previous paragraph, if Capital Bank's representations to us described above are incorrect or if Capital Bank's investors are acting as a group, then Capital Bank or a group of Capital Bank's investors could be a beneficial owner of more than 5% of our voting securities.  If Capital Bank is deemed the beneficial owner of such shares, the following table sets forth information as to the shares of voting securities that Capital Bank may be considered to beneficially own on August 9, 2010.

Name of Record Owner	Title Of Class	Amount and Nature of Ownership		Percent Of Class (1)
Capital Bank Grawe Gruppe (2)	Common	4,321,590	(2)	7.85%

(1)  This calculation is based upon 55,030,884 shares of Common Stock outstanding on August 9, 2010 plus the number of shares of Common Stock which Capital Bank, as agent for certain accredited investors has the right to acquire within 60 days, which is none.

(2) This amount is the number of shares that Capital Bank has represented to us that it holds of record as nominee for, and as an agent of, certain of its accredited investors.  As of the date of this report, Capital Bank has no warrants or options to acquire, as agent for certain investors, additional shares of our Common Stocks.  Although Capital Bank is the record holder of the shares of Common Stock described in this note, Capital Bank has advised us that it does not believe it is a beneficial owner of the Common Stock or that it is required to file reports under Section 16(a) or Section 13(d) of the Exchange Act.  Because Capital Bank (a) has advised us that it holds the Common Stock as a nominee only and that it does not exercise voting or investment power over the Common Stock held in its name and that no one investor of Capital Bank for which it holds our Common Stock holds more than 4.9% of our issued and outstanding Common Stock and (b) has not nominated, and has not sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board of Directors, we do not believe that Capital Bank is our affiliate.  Capital Bank's address is Burgring 16, A-8010 Graz, Austria.

Security Ownership of Management
The following table sets forth information as to the shares of voting securities beneficially owned as of August 9, 2010, by each of our Directors and named executive officers and by all of our directors and executive officers as a group.  Beneficial ownership has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act.  A person is deemed to be a beneficial owner of any voting securities for which that person has the right to acquire beneficial ownership within 60 days.

	Number of Shares of		Percentage of
Name of Beneficial Owner (2)	Common Stock		Common Stock (1)
Dr. Louis F. Centofanti (3)	1,346,424	(3)	2.43%
Jon Colin (4)	258,029	(4)	*
Jack Lahav (5)	874,149	(5)	1.59%
Joe Reeder (6)	978,538	(6)	1.77%
Larry Shelton (7)	115,728	(7)	*
Dr. Charles E. Young (8)	147,852	(8)	*
Mark A. Zwecker (9)	430,852	(9)	*
Robert Schreiber, Jr. (10)	246,958	(10)	*
Ben Naccarato (11)	76,666	(11)	*
Directors and Executive Officers as a Group (9 persons)	4,475,196	(12)	7.96%

*Indicates beneficial ownership of less than one percent (1%).

(1)  See footnote (1) of the table under “Security Ownership of Certain Beneficial Owners”.

(2)  The business address of each person, for the purposes hereof, is c/o Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

(3)  These shares include (i) 632,424 shares held of record by Dr. Centofanti; (ii) options to purchase 400,000 shares, which are immediately exercisable; and (iii) 314,000 shares held by Dr. Centofanti's wife.  Dr. Centofanti has sole voting and investment power of these shares, except for the shares held by Dr. Centofanti's wife, over which Dr. Centofanti shares voting and investment power.

(4)  Mr. Colin has sole voting and investment power over these shares which include: (i) 159,029 shares held of record by Mr. Colin, and (ii) options to purchase 99,000 shares of Common Stock, which are immediately exercisable.

(5)  Mr. Lahav has sole voting and investment power over these shares which include: (i) 770,149 shares of Common Stock held of record by Mr. Lahav; (ii) options to purchase 104,000 shares, which are immediately exercisable.

(6)  Mr. Reeder has sole voting and investment power over these shares which include: (i) 879,538 shares of Common Stock held of record by Mr. Reeder, and (ii) options to purchase 99,000 shares, which are immediately exercisable.

(7) Mr. Shelton has sole voting and investment power over these shares which include: (i) 49,728 shares of Common Stock held of record by Mr. Shelton, and (ii) options to purchase 66,000 shares, which are immediately exercisable.

(8)  Dr. Young has sole voting and investment power over these shares which include: (i) 45,852 shares held of record by Dr. Young; and (ii) options to purchase 102,000 shares, which are immediately exercisable.

(9) Mr. Zwecker has sole voting and investment power over these shares which include: (i) 331,852 shares of Common Stock held of record by Mr. Zwecker; and (ii) options to purchase 99,000 shares, which are immediately exercisable.

(10) Mr. Schreiber has joint voting and investment power, with his spouse, over 105,292 shares of Common Stock beneficially held and sole voting and investment power over options to purchase 141,666 shares, which are immediately exercisable.

(11) Mr. Naccarato has sole voting and investment power over these shares which include: options to purchase 76,666 shares, which are immediately exercisable.

(12)Amount includes 1,187,332 options, which are immediately exercisable to purchase 1,187,332 shares of Common Stock.

PROPOSAL 2 - APPROVAL OF THE 2010 STOCK OPTION PLAN

General. The Board of Directors, subject to approval by the stockholders, has adopted the 2010 Stock Option Plan (the “2010 Plan”).  The 2010 Plan authorizes the grant of incentive stock options and nonqualified stock options to officers and employees, including any employee who is also a member of the Board of Directors, of the Company.  The stockholders are being asked to approve the 2010 Plan at the Meeting. The Board of Directors believes that adoption and approval of the 2010 Plan will serve to attract and retain qualified individuals and to provide such individuals with an incentive to render outstanding service to the Company and its stockholders. The Company’s Board of Directors unanimously recommends that stockholders approve the 2010 Plan.

Principal features of the 2010 Plan, as adopted by the Board of Directors, are summarized below, but such summary is qualified in its entirety by reference to the terms of the 2010 Plan, as set forth in Appendix A to this Proxy Statement.

Administration.  The 2010 Plan is administered by a committee (“Committee”). The Committee consists of the Board of Directors, unless the Board of Directors appoints the Compensation Committee or a committee of two or more members of our Board of Directors who are not employees of the Company.

Subject to the express provisions of the 2010 Plan, the Committee has complete authority to:

•	determine when and to whom options are granted and the type and amounts of options;

•	determine the terms, conditions and provisions of, and restrictions relating to, each option granted;

•	interpret and construe the 2010 Plan and any agreement (“Agreement”) evidencing and describing an option;

•	prescribe, amend and rescind rules and regulations relating to the 2010 Plan; and

•	take any other action it considers necessary or desirable to implement and to carry out the purposes of the 2010 Plan.

No Repricing.  Except with the approval of the stockholders of the Company, stock options granted under the 2010 Plan may not be cancelled (a) in exchange for the grant or award of another stock option with a lower exercise price, or (b) in exchange for cash or another award, in either event other than in connection with a Change in Control or certain events as defined in the 2010 Plan, such as stock split, merger, and reorganization.

Available Shares.  The maximum number of shares of Common Stock of the Company that may be issued under the 2010 Plan will be 1,000,000 shares (subject to adjustment as provided in the 2010 Plan). As of the Record Date, the fair market value of a share of Common Stock of the Company was $1.87 based on the closing price of such stock as reported on NASDAQ on such date and, as a result, the aggregate fair market value of the   shares of Common Stock that may be granted under the 2010 Plan was $1,870,000. Shares of Common Stock subject to options that are canceled or expired without the delivery of shares of Common Stock will again be available for options under the 2010 Plan. The shares of Common Stock to be delivered under the 2010 Plan will be made available from the authorized and unissued shares of the Company or from treasury shares.

Eligibility.  Stock options may be granted under the 2010 Plan to officers and other employees of the Company who at the time of grant of an award under the 2010 Plan are regularly employed by the Company, including any full-time, salaried officer or employee who is also a member of the Board.

Terms of Options.  The options to be granted are of two types, (a) incentive stock options intended to qualify as such under Section 422 of the Internal Revenue Code, of 1986, as amended, and (b) non-qualified stock options. Only full-time salaried officers or employees, including any employee who is a Director of the Company, may be granted incentive stock options.  The 2010 Plan provides that the terms of each option granted will include the following:

a.           Exercise Price.  The exercise price of any incentive stock option granted under the 2010 Plan to an individual who is not a 10% stockholder at the time the option is granted and the exercise price of any non-qualified stock granted under the 2010 Plan will be not be less than the fair market value of the shares of Common Stock subject to the option at the time the option is granted. The exercise price of any incentive stock option granted under the 2010 Plan to an individual who is a 10% stockholder at the time the option is granted will be not be less than 110% of the fair market value of the shares of Common Stock subject to the option at the time the option is granted.

b.           Payment of Exercise Price. Payment of the exercise price of stock options may consist of: (1) cash/check; (2) shares of the Company’s Common Stock owned by the optionee for at least six months prior to the date of exercise, provided such shares have a fair market value on the date of exercise of the stock option equal to the aggregate exercise price of the Common Stock being purchased; (3) by requesting the Company to withhold such number of shares then issuable upon exercise of the option that have an aggregate fair market value equal to the exercise price for the option being exercised; or (4) by a combination of the methods described above.

c.           Vesting of Options.  The Committee may provide that options will become exercisable according to a defined vesting schedule.

d.           Option Terms.  The term of each option will be fixed by the Committee, but will not exceed 10 years from the date the option was granted, or in the case of incentive stock options granted to a 10% stockholder, five years from the date the option was granted.

e.           Employee’s Termination.  If a participant’s employment with us is terminated “For Cause” as defined in the 2010 Plan, the Committee may, in its sole discretion, immediately terminate such participant’s right to any further vesting or exercisability with respect to any stock option granted under the 2010 Plan or may suspend the participant’s right to exercise the stock option pending a determination whether participant’s conduct is the basis for such For Cause termination.  If the participant is an “executive officer” for purposes of Section 16 of the Exchange Act, such determination is subject to the approval of the Board.

Amendment, Termination and Change in Control.  The Board of Directors may terminate or amend the 2010 Plan at any time. However, the Board of Directors may not amend the 2010 Plan without shareholder approval if such amendment:

•	would adversely effect the 2010 Plan’s compliance with the requirements of Rule 16b-3 or other applicable law;

•	would materially increase the benefits under the 2010 Plan;

•	would increase the number of shares issuable under the 2010 Plan; or

•	would modify the eligibility requirements under the Plan.

The amendment or termination of the 2010 Plan will not adversely affect any option granted prior to such amendment or termination. However, any option may be modified or canceled if and to the extent permitted by the 2010 Plan or Agreement or with the consent of the participant to whom such option was granted.

In the event of a Change in Control all incentive stock options and nonqualified stock options shall become fully exercisable.  A “Change of Control” generally means:

•	the acquisition by any person or group, other than the Company and certain related entities, of more than 50% of the outstanding shares of Common Stock;

•
a change in the majority of the members of the Board of Directors during any two year period which is not approved by at least two-thirds of the members of the Board of Directors who were members at the beginning of the two year period;

•
a merger or consolidation involving the Company in which the stockholders of the Company prior to the effective date of the transaction do not have more than 50% of the voting power of the surviving entity immediately following the transaction; or

•	the liquidation or dissolution of the Company.

In the event of certain reorganizations, consolidations or mergers, each participant will be entitled to receive options covering shares of the reorganized, consolidated or merged corporation in the same proportion as granted to the participant prior to such event at an equivalent exercise price, and subject to the same terms and conditions as the 2010 Plan.

Adjustments. Subject to any required action by the stockholders of the Company, if there is any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, combination or subdivision of shares, or other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares available for options and the number of shares subject to any outstanding options, which are not yet vested, and the price thereof, as applicable, will be appropriately adjusted.

Federal Tax Consequences.
Incentive Stock Options.  An optionee does not recognize income on the grant of an incentive stock option. If an optionee exercises an incentive stock option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee’s basis in their shares acquired upon exercise will be the amount paid upon exercise. When the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, any gain or loss recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the shares and the basis in the shares.

If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (“Early Disposition”), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of:

•	the amount realized on the Early Disposition, or

•	fair market value of the shares on the date of exercise, over the optionee’s basis in the shares.

The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be capital gain, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than their basis in the shares, the difference between the amount realized and their basis will be a capital loss, provided the optionee holds the shares as a capital asset at the time of disposition.

The excess of the fair market value of the shares at the time the incentive stock option is exercised over the exercise price for the shares is an item of tax preference for purposes of the alternative minimum tax rules under the Code.

To the extent that the aggregate fair market value of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all of the Company’s plans) exceeds $100,000, such excess incentive stock options will be treated as nonqualified stock options for purposes of Section 422 of the Code.

Nonqualified Stock Options.  An Optionee will realize no taxable income at the time an option is granted under the 2010 Plan.  Ordinary income will generally be realized by the optionee at the time of the exercise of an option. The amount of income will be equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Tax withholding is required on such income. When an optionee disposes of shares of Common Stock acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as capital gain, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as capital loss assuming the option is held as a capital asset.

The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income on the exercise of a nonqualified stock option.

The above described tax consequences are based upon present federal income tax laws, and thus are subject to change when laws change.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2010 STOCK PLAN.

PROPOSAL 3 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed BDO Seidman, LLP (“BDO”) as the independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal year 2010. BDO has been the Company’s independent accountant since December 18, 1996.  It is expected that representatives of BDO will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the Meeting and entitled to vote is required for adoption of this proposal.

Audit Fees
The aggregate fees and expenses billed by BDO Seidman, LLP (“BDO”) for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2009 and 2008, for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for those fiscal years, and for review of documents filed with the Securities and Exchange Commission for those fiscal years were approximately $537,000 and $548,000, respectively.  Audit fees for 2009 and 2008 include approximately $135,000 and $179,000, respectively, in fees related to the audit of internal control over financial reporting.

Audit-Related Fees
The aggregate fees and expenses billed by BDO for audit related services for the fiscal years ended December 31, 2009 and 2008 totaled $40,000 and $55,000, respectively.  Fees for 2009 and 2008 included consulting on various accounting and reporting matters and audit of the Company’s 401(K) Plan.

Tax Services
BDO was not engaged to provide tax services to the Company for the fiscal years ended December 31, 2009 and 2008.

The Audit Committee of the Company's Board of Directors has considered whether BDO’s provision of the services described above for the fiscal years ended December 31, 2009 and 2008, is compatible with maintaining its independence.

Engagement of the Independent Auditor
The Audit Committee is responsible for approving all engagements with BDO and any members of the BDO Alliance network of firms to perform audit or non-audit services for us, prior to engaging these firms to provide those services.  All of the services under the headings Audit Fees, Audit Related Fees, and Tax Services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X of the Exchange Act.  The Audit Committee's pre-approval policy provides as follows:

•
The Audit Committee will review and pre-approve on an annual basis any known audit, audit-related, tax and all other services, along with acceptable cost levels, to be performed by BDO and any members of the BDO Alliance network of firms. The Audit Committee may revise the pre-approved services during the period based on subsequent determinations. Pre-approved services typically include: audits, quarterly reviews, regulatory filing requirements, consultation on new accounting and disclosure standards, employee benefit plan audits, reviews and reporting on management's internal controls and specified tax matters.

•	Any proposed service that is not pre-approved on the annual basis requires a specific pre-approval by the Audit Committee, including cost level approval.
•
The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee members. The delegated member must report to the Audit Committee, at the next Audit Committee meeting, any pre-approval decisions made.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE REAPPOINTMENT OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who wishes to present a proposal for consideration at the annual meeting of stockholders to be held in 2011 must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission.  In order for a proposal to be considered for inclusion in the Company’s proxy materials relating to the 2011 Annual Meeting of Stockholders, the stockholder must submit such proposal in writing to the Company so that it is received no later than April 28, 2011.

Any stockholder proposal submitted with respect to the Company’s 2011 Annual Meeting of Stockholders which proposal is received by the Company after July 11, 2011, will be considered untimely for purposes of Rule 14a-4 under the Exchange Act, and the Company may vote against such proposal using its discretionary voting authority as authorized by proxy.  However, if the date of the 2011 Annual Meeting has changed more than 30 days from the date of this year’s Annual Meeting, the notice must be received a reasonable time before we send our proxy materials for the 2011 Annual Meeting in order to be timely received.

All such proposals should be addressed to the Secretary of the Corporation, Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

OTHER MATTERS
Other Business
The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above.  Should any such matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy Card will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the Meeting.

Annual Report on Form 10-K
A copy of the Company’s 2009 Annual Report accompanies this Proxy Statement.  Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2009, including the financial statements and schedules, which the Company has filed with the Securities and Exchange Commission.  Copies of the exhibits to the Form 10-K are available upon written request, but a reasonable fee per page will be charged to the requesting stockholder.  Each written request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of the Company’s Common Stock entitled to vote at the Meeting.  Stockholders should direct the written request to the Company’s Chief Financial Officer at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held September 29, 2010

Our 2010 Proxy Materials and Annual Report to Stockholders for the fiscal year 2009 are available at
http://www.cstproxy.com/perma-fix/2010

In order to assure the presence of the necessary quorum at the Meeting, please sign and mail the enclosed Proxy Card promptly in the envelope provided.  No postage is required if mailed within the United States.  The signing of the Proxy Card will not prevent your attending the Meeting and voting in person, should you so desire.

Order of the Board of Directors

Ben Naccarato
Secretary
Atlanta, Georgia
August 20, 2010

“APPENDIX A”

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

2010 STOCK OPTION PLAN

The Board of Directors of Perma-Fix Environmental Services, Inc., a Delaware corporation (the “Company”), has adopted this 2010 Stock Option Plan (the “Plan”) on April 28, 2010, to be effective upon the approval of a majority of the stockholders of the Company present in person or by proxy at any regular or special meeting of the stockholder of the Company (the date of such approval being the “Effective Date”), as follows:

1.           Purpose.  This Plan allows selected officers, and employees, including any employee who is also a member of the Board of Directors, of the Company or any Subsidiary who bear a large measure of responsibility for the success of the Company to acquire and retain a proprietary interest in the Company and to participate in the future of the Company as stockholders. The purpose of this Plan is to advance the interests of the Company and its stockholders by enabling the Company and the Subsidiaries to offer to its officers and employees equity interests in the Company, thereby enhancing the Company’s ability to attract, retain and reward such individuals, and by providing such individuals an incentive to render outstanding service to the Company and to the Company’s stockholders.

2.           Definitions.  For purposes of the Plan, the following terms will be defined as set forth below:

2.1
“10% Stockholder” means an individual who owns, at the time a Stock Option is granted, shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (computed in accordance with Section 422(b)(6) of the Code).

2.2	“Act” means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto.

2.3	“Agreement” means the agreement between the Company and the Participant setting forth the terms and conditions of a Stock Option granted under the Plan.

2.4	“Board” means the Board of Directors of the Company.

2.5	“Change of Control” means a change of control of the Company pursuant to paragraph 7.2 hereof.

2.6	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or statutes thereto.

2.7	“Committee” has the meaning set forth in Section 3.1 of this Agreement.

2.8	“Common Stock” means the Common Stock of the Company, par value $.001 per share.

2.9	“Disability” means termination of employment of a Participant after incurring “disability” as defined in Section 22(e)(3) of the Code.

2.10
“Employee” means any person, including officers and directors, who is employed on a full time basis by the Company or a Subsidiary, including any full-time, salaried officer or employee who is a member of the Board.

2.11	“Exchange Act” means the Securities and Exchange Act of 1934, as amended from time to time, or any successor statutes thereto.

2.12
“Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, on any given date means the value of one share of Common Stock, determined as follows:

(a)
if the Common Stock of the Company is listed for trading on one or more national securities exchanges, the reported last sales price on such principal exchange on which such Common Stock was so traded;

(b)
if the Common Stock of the Company is not listed for trading on a national securities exchange but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such Common Stock; or

(c)
if the price of such Common Stock is not reported or listed as described in (a) and (b) above, then the “Fair Market Value” of such Common Stock will be determined by the Committee as of the relevant date, and the Committee will utilize any reasonable and prudent method in determining such Fair Market Value and will not be liable for any such determination made in good faith.

2.13
“For Cause” means the occurrence of any of the following events:  (a) Participant fails after three day’s written notice to comply or refuses to comply with a reasonable directive of the Board that is consistent with applicable law; or (b) Participant materially neglects Participant's duties, is grossly negligent in the performance of those duties, or engages in gross misconduct materially injurious the Company; or (c) embezzlement, fraud or theft of Company assets by the Participant; or (d) Participant’s  material breach of the Agreement granting Stock Options; or (e) Participant's indictment or conviction of a felony.

2.14
“Incentive Stock Option” or “ISO” means any option to purchase shares of Common Stock that is granted pursuant to this Plan and which is intended to be, and designated as, an “incentive stock option” within the meaning of Section 422 of the Code.

2.15	“Layoff” means any termination of service with the Company, other than termination as a result of Retirement, death, voluntary termination, or termination For Cause.

2

2.16	“Nonqualified Stock Option” means any option to purchase shares of Common Stock that is granted pursuant this Plan, which is not an Incentive Stock Option.

2.17	“Participant” means an eligible Employee of the Company or a Subsidiary who has been granted a Stock Option under the Plan.

2.18
“Retirement” means with respect to an Employee, termination of all service as an employee at or after the normal or early retirement date set forth in any policy adopted by the Company, or if no such policy has been adopted, such time as determined by the Committee.

2.19	“Stock Option” means any Incentive Stock Option or Nonqualified Stock Option.

2.20
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the corporations in such chain.

3.           Administration.

3.1
Committee. The Plan shall be administered by the Board, which may delegate authority to administer this Plan to the Compensation and Stock Option Committee of the Board, as such Committee is from time to time constituted. If the Board has not designated a Compensation and Stock Option Committee, then the Board may delegate the authority to administer this Plan to any committee consisting solely of at least two “non-employee directors” within the meaning of Rule 16-3 under the Exchange Act. All references in the Plan to the “Committee” shall mean the Board, the Compensation Committee, or any such other committee designated by the Board that is administering this Plan. The membership of the Committee at all times will be constituted so as to not adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, to the extent it is applicable, or with the requirements of any other applicable law, rule, or regulation.

3.2
Committee Procedures. The Committee will select one of its members as its Chairman and will hold its meetings at such times and places as it will deem advisable. A majority of its members will constitute a quorum, and all determinations will be made by a majority of such quorum. Any determination reduced to writing and signed by a majority of the members of the Committee will be fully effective and a valid act of the Committee as if it had been made by a majority vote at a meeting duly called and held. The membership of the Committee at all times will be constituted so as to not adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, to the extent it is applicable, or with the requirements of any other applicable law, rule, or regulation.

3

3.3
Power and Authority. The Committee will have full power and authority to do all things necessary or appropriate to administer this Plan according to its terms and provisions (excluding the power to appoint members of the Committee and to terminate, modify, or amend the Plan, except as otherwise authorized by the Board), including, but not limited to, the full power and authority to:

•	award Stock Options, pursuant to the terms of this Plan, to eligible individuals described under paragraph 5 hereof;

•	select the eligible individuals to whom Stock Options may from time to time be awarded under the Plan;

•	determine the Incentive Stock Options, Nonqualified Stock Options, or any combination thereof, to be awarded under the Plan to one or more eligible Employees;

•	determine the number of shares to be covered by each Stock Option granted under the Plan;

•	determine the form and content of all Agreements;

•	determine the terms and conditions not inconsistent with the terms of the Plan, of any Stock Option granted;

•	determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of a Stock Option granted under the Plan;

•
determine the terms and conditions under which Stock Options are to operate on a tandem basis and/or in conjunction with or apart from other equity or cash awards made by the Company or any Subsidiary outside of this Plan;

•
correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Stock Option or Agreement in the manner and to the extent it shall deem desirable to carry out the purposes of the Plan; and

•	exercise such other powers as may be necessary or desirable to implement the provisions of this Plan and to carry out its purposes.

3.4
Interpretation of Plan. Subject to paragraphs 3.3 and 8 of the Plan, the Committee will have the authority at its discretion to (a) adopt, alter and repeal such general and special administrative rules, regulations, and practices governing this Plan as it will, from time to time, deem advisable, (b) construe and interpret the terms and provisions of this Plan and any Stock Option issued under this Plan, (c) determine and interpret the form and substance of all Agreements relating to Stock Options, and (d) otherwise supervise the administration of this Plan. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, to disqualify this Plan under Section 422 of the Code, or, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under Section 422 of the Code. Subject to paragraphs 3.3 and 8 hereof, all decisions made by the Committee pursuant to the provisions of this Plan will be made in the Committee’s sole discretion and will be final and binding upon all persons granted Stock Options pursuant to this Plan.

4

3.5
No Repricing.  Subject to paragraph 10 of this Plan, the exercise price for a Stock Option may never be less than (and may not be reduced to less than) 100% of the Fair Market Value of the shares of Common Stock subject to the Stock Option on the date the Stock Option is granted.  Except with the approval of the stockholders of the Company, a Stock Option may not be cancelled (a) in exchange for the grant or award of another Stock Option with a lower exercise price, or (b) in exchange for cash or another Plan award, in either event other than in connection with a Change of Control or an adjustment described in paragraph 10 and in all events subject to compliance with the applicable provisions of Code Section 409A.

3.6
Limitation on Liability. No member of the Board shall be liable for any action taken or determination made in good faith and in a manner reasonably believed to be in the best interests of the Company with respect to the Plan or any Stock Option granted pursuant to this Plan.

4.           Shares Subject to Plan.

4.1	Number of Shares. The maximum number of shares of Common Stock that may be issued under this Plan will be equal 1,000,000, subject to adjustment as set forth in Section 10 of this Agreement.

4.2
Character of Shares. The Company may elect to satisfy its obligations to a Participant exercising a Stock Option entirely by issuing authorized and unissued shares of Common Stock to the Participant, entirely by transferring treasury shares to the Participant, or in part by issuing authorized and unissued shares and the balance by transferring treasury shares.

5.           Eligibility. Incentive Stock Options may be granted only to Employees, including any Employee who is a director of the Company. Nonqualified Stock Options may be granted to Employees of the Company, including directors who are Employees of the Company.

6.           Stock Options.

6.1
Types of Stock Options. Stock Options granted under the Plan may be of two types: (a) Incentive Stock Options and (b) Nonqualified Stock Options. Any Stock Option granted under the Plan will contain such terms, not inconsistent with this Plan, as the Committee may approve. The Committee will have the authority to grant to any eligible Employee either Incentive Stock Options or Nonqualified Stock Options, or both types of Stock Options. To the extent that any Stock Option (or portion thereof) intended to be an Incentive Stock Option does not qualify for any reason as an Incentive Stock Option, it will constitute a separate Nonqualified Stock Option. The Company shall have no liability to an Employee, or any other party, if a Stock Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option. Stock Options will be granted for no consideration other than services to the Company or a Subsidiary.

5

6.2	Exercise Price.

•
Not a 10% Stockholder. The exercise price of any Incentive Stock Option granted under this Plan to an individual who is not a 10% Stockholder at the time the Incentive Stock Option is granted and the exercise price of any Nonqualified Stock Option granted under this Plan will be not less than the Fair Market Value of the shares of Common Stock subject to the Stock Option on the date the Stock Option is granted.

•
10% Stockholder. The exercise price of any Incentive Stock Option granted under the Plan to an individual who is a 10% Stockholder at the time the Stock Option is granted will be not less than 110% of the Fair Market Value of the shares of Common Stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted.

6.3
Option Term. The term of each Stock Option will be fixed by the Committee, but no Stock Option will be exercisable more than 10 years after the date on which the Stock Option is granted or, in the case of an Incentive Stock Option granted to a 10% Stockholder, five years after the date on which the Incentive Stock Option is granted.

6.4
Exercise of Nonqualified Stock Options. Nonqualified Stock Options will be exercisable at such time or times and subject to such terms and conditions as will be determined by the Committee, except as otherwise provided in this Plan.

6.5	Exercise of Incentive Stock Options.

•
By an Employee. No Incentive Stock Option granted under this Plan will be exercisable after the expiration of ten years from the date such ISO is granted, except that no ISO granted to a person who is a 10% Stockholder will be exercisable after the expiration of five years from the date such ISO is granted. Unless such requirements are waived by the Committee, the Participant, while still in the employment of the Company or any Subsidiary, may exercise the ISO as set forth in the applicable Agreement; provided that the terms of the Agreement are consistent with the terms of this Plan.

6

•
Termination of Employment. No Participant may exercise an ISO after the Participant is no longer an Employee, except (a) if a Participant ceases to be an Employee on account of a Disability, the Participant may exercise the ISO within 12 months after the date on which the Participant ceased to be an Employee; (b) if a Participant ceases to be an Employee on account of Retirement, the former employee may exercise the ISO within six months after the date on which the Participant retired; and (c) if a Participant ceases to be an Employee for any other reason (other than death), the Participant may exercise the ISO within three months after termination of employment. In each case, the ISO may be exercised only for the number of shares for which the Participant could have exercised at the time the Participant ceased to be an Employee.

•
In Case of Death. If any Participant who was granted an ISO dies prior to the termination of such ISO, such ISO may be exercised within six months after the death by the personal representative or executor of the estate of the Participant, or by a person who acquired the right to exercise such ISO by bequest, inheritance, or by reason of the death of such Participant, provided that (a) such Participant died while an employee of the Company or a Subsidiary or (b) such Participant had ceased to be an Employee on account of a Disability or died within three months after the date on which he ceased to be an employee. The ISO may be exercised only as to the number of shares exercisable by the Participant as of the date of death.

6.6
Termination of Options. A Stock Option granted under this Plan will be considered terminated, in whole or in part, to the extent that it can no longer be exercised for shares originally subject to it, provided that a Stock Option will be considered terminated at an earlier date upon surrender for cancellation by the Participant to whom such Stock Option was granted.

6.7
For Cause Termination.  If a Participant’s employment or service relationship with the Company or any Affiliate shall be terminated For Cause as defined in paragraph 2.13 hereof, the Committee may, in its sole discretion, immediately terminate such Participant’s right to any further vesting or exercisability with respect to any Stock Option in its entirety. The Committee shall have the power to determine whether the Participant has been terminated For Cause and the date upon which such termination For Cause occurred. Any such determination shall be final, conclusive and binding upon the Participant; provided, however, that for any Participant who is an “executive officer” for purposes of Section 16 of the Exchange Act, such determination shall be subject to the approval of the Board.  If the Committee reasonably determines that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s employment or service relationship For Cause, the Committee may suspend the Participant’s rights to exercise pending a determination by Board whether an act has been committed which could constitute the basis for a termination For Cause as provided in this paragraph 6.7.

7

6.8
Exercise. Subject to such terms and conditions as shall be specified in the applicable Agreement, Stock Options granted under this Plan may be exercised as provided in the Agreement, in whole or in part, at any time during the term of the Stock Option, by giving written notice of such exercise to the Company identifying the Stock Option being exercised and specifying the number of shares then being purchased. Such notice will be accompanied by payment in full of the exercise price and applicable withholding taxes. A partial exercise of a Stock Option will not affect the right to exercise the Stock Option from time to time in accordance with this Plan as to the remaining shares of Common Stock subject to the Stock Option.

6.9	Payment of Exercise Price. Subject to the terms of the Agreement with respect to the Stock Option exercised, payment of the exercise price of a Stock Option will consist entirely of:

(a)	cash or wire transfer;

(b)	certified check or bank check;

(c)
other shares of Common Stock owned by the Participant for at least six months prior to the date of exercise, provided such shares have a Fair Market Value on the date of exercise of the Stock Option equal to the aggregate exercise price for the Common Stock being purchased;

(d)
by requesting the Company to withhold such number of Shares then issuable upon exercise of the Option that have an aggregate Fair Market Value equal to the exercise price for the Option being exercised; or

(e)	by a combination of the methods described above.

The Company will not be required to deliver certificates for shares of Common Stock with respect to which a Stock Option is exercised until the Company has confirmed the receipt of good and valuable funds, shares of Common Stock, or a combination thereof, as applicable, in payment of the exercise price. A partial exercise of a Stock Option will not affect the right to exercise the Stock Option from time to time in accordance with this Plan as to the remaining shares of Common Stock subject to the Stock Option.

6.10
Issuance of Shares. As soon as reasonably practicable after its receipt of notice of exercise and payment in full of the exercise price, the Company will cause one or more certificates for the shares so purchased to be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be. No Participant, beneficiary, or estate will have any of the rights of a stockholder with reference to shares of Common Stock subject to a Stock Option until after the Stock Option has been duly exercised and certificates representing the shares of Common Stock so purchased pursuant to the Stock Option have been delivered to the Participant, the Participant’s beneficiary or Participant’s estate.

6.11
$100,000 Per Year Limitation. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all of the Company’s plans) exceeds $100,000, such excess Incentive Stock Options will be treated as Nonqualified Stock Options for purposes of Section 422 of the Code.

8

7.           Acceleration.

7.1
Acceleration Upon Change of Control. Unless the award Agreement provides otherwise or unless the Participant waives the application of this paragraph 7.1 prior to a Change of Control (as hereinafter defined), each outstanding Stock Option granted under the Plan will immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the Agreement immediately prior to a Change of Control.

7.2	Change of Control Defined. A “Change of Control” will be deemed to have occurred upon any of the following events:

•
The consummation of any merger, reverse stock split, recapitalization or other business combination of the Company, with or into another corporation or other entity, or an acquisition of securities or assets by the Company, pursuant to which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a transaction in which the majority of the holders of Common Stock immediately prior to such transaction will own at least 50% of the total voting power of the then-outstanding securities of the surviving corporation immediately after such transaction; or

•
A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, or any profit-sharing, employee ownership or other employee benefit plan sponsored by the Company or any Subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities): (a) will purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (b) will become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then-outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company’s securities); or

•
If, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board and any new director whose election by the Board, or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election by the stockholders was previously so approved, cease for any reason to constitute a majority thereof; or

9

•	Upon a complete liquidation or dissolution of the Company.

7.3
General Waiver by Board. The Committee may, after the grant of a Stock Option, accelerate the vesting of all or any part of any Stock Option, and/or waive any limitations or restrictions, if any, for all or any part of a Stock Option.

8.           Amendments and Termination.

8.1
Amendments to Plan; Termination. The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment will be effective unless and until it has been duly approved by the stockholders of the outstanding shares of Common Stock if (a) such amendment materially increases the benefits accruing to participants under this Plan; (b) such amendment increases the number of securities which may be issued under this Plan (except as provided by paragraph 10 of this Plan); (c) such amendment materially modifies the requirements as to eligibility for participation in this Plan; or, (d) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation.

8.2
Amendments to Stock Options. The Board may amend the terms of any Stock Option granted under the Plan; provided, however, (a) that subject to paragraph 10.2 hereof, no such amendment may be made by the Board which in any material respect impairs the rights of the Participant without the Holder’s consent. provided the amended terms are consistent with the Plan, and (b) the terms of such amendment are consistent with the Plan.

9.           Term of Plan. The Plan will be effective as of the Effective Date. Any Stock Options granted under the Plan prior to such approval will be effective upon, and subject to, approval of the Plan by the Company’s stockholders (and no Stock Options will vest or otherwise become free of restrictions prior to such approval). No Stock Options will be granted pursuant to the Plan on or after the 10th anniversary of the Effective Date, but Stock Options granted prior to such 10th anniversary may extend beyond that date. The Plan will terminate after the 10th anniversary of the Effective Date or if later, at such time as all Stock Options granted under the Plan are no longer outstanding.

10.         Adjustment Upon Change of Shares.

10.1
Stock Splits, etc. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock for which Stock Options may thereafter be granted, and the number of shares of Common Stock then subject to Stock Options previously granted, and the price per share payable upon exercise of such Stock Option will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company.

10

10.2
Merger; Reorganization. If the Company is reorganized or consolidated or merged with another corporation, in which the Company is the non-surviving corporation, a Participant of an outstanding Stock Option granted under this Plan will be entitled (subject to the provisions of this paragraph 10) to receive options covering shares of such reorganized, consolidated or merged corporation in the same proportion as granted to Participant prior to such reorganization, consolidation or merger at an equivalent exercise price, and subject to the same terms and conditions as this Plan. For purposes of the preceding sentence, the excess of the aggregate Fair Market Value of shares subject to the option immediately after the reorganization, consolidation or merger over the aggregate exercise price of such shares will not be more than the excess of the aggregate Fair Market Value of all shares of Common Stock subject to the Stock Option immediately before such reorganization, consolidation or merger over the aggregate exercise price of such shares of Common Stock, and the new Stock Option or assumption of the old Stock Option by any surviving corporation will not give the Participant additional benefits which he did not have under the old Stock Option.

10.3
Determination of Committee. To the extent that the foregoing adjustments relate to the shares of Common Stock of the Company, such adjustments will be made by the Committee, whose determination in that respect will be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan will not be adjusted in a manner that causes the Incentive Stock Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

10.4
No Rights. Except as expressly provided in this paragraph 10, the Participant will have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation, reorganization or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to Stock Options granted under this Plan.

10.5
Authority of Company. The grant of a Stock Option pursuant to this Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

11

11.         General Provisions.

11.1
Code Section 409A.  To the extent applicable, the Plan and each Agreement shall be interpreted and construed in compliance with Section 409A of the Code and Treasury Department regulations and other interpretive guidance issued thereunder.  Notwithstanding the foregoing, the Company shall not be required to assume any increased economic burden in connection therewith.  Although the Company intends to administer the Plan so that it will comply with the requirements of Section 409A of the Code, the Company does not represent or warrant that the Plan will comply with Section 409A of the Code or any other provision of federal, state, local, or non-United States law.  Neither the Company nor any of its Subsidiaries, nor its or their respective directors, officers, employees or advisers, shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest, or penalties the Participant might owe as a result of participation in the Plan.

11.2
Investment Representations. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option under this Plan to represent to and agree with the Company in writing that, among other things, the Participant is acquiring the shares for investment purposes only without a view to distribution thereof.

11.3
Designation of Beneficiary.  Notwithstanding any provisions in this Plan to the contrary, the Committee may provide in the terms of an Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights or other benefits specified under a Stock Option following the Participant’s death. During the lifetime of a Participant, a Stock Option shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Stock Option may, to the extent permitted by the Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Stock Option under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Stock Option was exercisable by the Participant on the date of the Participant’s death.

11.4
Additional Incentive Arrangements.  Nothing contained in this Plan will prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under this Plan. Such arrangements may be either generally applicable or applicable only in specific cases.

12

11.5
No Right of Employment. Nothing contained in this Plan or in any Stock Option hereunder will be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor will it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

11.6
Withholding Taxes. Not later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under this Plan will be conditional upon such payment or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company.

11.7
Governing Law. This Plan and all awards made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

11.8
Other Benefit Plans. Any award granted under this Plan will not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and will not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

11.9
Employee Status. The Committee may decide in each case to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons, will not interrupt continuous employment. Any Stock Options granted under this Plan will not be affected by any change of employment, so long as the Participant continues to be an Employee of the Company or any Subsidiary.

11.10
Restrictions on Transfer.  A Stock Option may not be transferred except by will or by the laws of descent and distribution, and may not be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same will be void. No right or benefit hereunder will in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Unless otherwise provided in this Plan or the Agreement, any Stock Option granted under this Plan is only exercisable during the lifetime of the Participant by the Participant or by his guardian or legal representative.

13

11.11
Applicable Laws. The obligations of the Company with respect to all Stock Options under this Plan will be subject to (a) all applicable laws, rules and regulations, including, without limitation, the requirements of all federal securities laws, rules and regulations and state securities and blue sky laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (b) the rules and regulations of any national securities exchange on which the Common Stock may be listed or the Nasdaq if the Common Stock is designated for quotation thereon.

11.12
Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation, and/or with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions will be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and/or with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision will be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

11.13
Written Agreements. Each Stock Option granted under this Plan will be evidenced by, and will be subject to the terms of the Agreement approved by the Committee and executed by the Company and the Participant. The Committee may terminate any award made under this Plan if the Agreement relating thereto is not executed and returned to the Company within 30 days after the Agreement has been delivered to the Participant for his or her execution.

11.14
Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee will be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it will be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

11.15
Common Stock Certificates. All certificates for shares of Common Stock delivered under this Plan will be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, any applicable federal or state securities law and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14

11.16
Unfunded Status of Plan. This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein will give any such Participant any rights that are greater than those of a general creditor of the Company.

11.17
Liability of the Company. Neither the Company, its directors, officers or employees or the Committee, nor any Subsidiary which is in existence or hereafter comes into existence, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Option granted hereunder does not qualify for tax treatment as an Incentive Stock Option under Section 422 of the Code.

15

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Perma-Fix Environmental Services, Inc.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
For Annual Meeting of Stockholders to be held September 29, 2010

The undersigned hereby appoints Dr. Louis F. Centofanti and Ben Naccarato, and each of them severally, the undersigned’s proxies, with full power of substitution, to attend the Annual Meeting of the Stockholders of Perma-Fix Environmental Services, Inc. (the “Company”) at the Crowne Plaza Hotel, Atlanta-Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, at 11:00 a.m. (EDST), on September 29, 2010, and at any adjournment of that meeting, and to vote the undersigned’s shares of Common Stock, as designated on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)

VOTE BY INTERNET OR MAIL
QUICK êêêEASY êêê IMMEDIATE

Voting by Internet is quick, easy and immediate. As a stockholder of Perma-Fix Services, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Daylight Saving Time, on September 28, 2010.

To Vote Your Proxy by Internet
www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE CARD BELOW IF YOU ARE VOTING ELECTRONICALLY.

To Vote Your Proxy by Mail
Mark, sign, and date your proxy card below, detach it, and return it in the postage-paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held
September 29, 2010.  The Proxy Statement and our 2009 Annual Report to Stockholders are available at:

http://www.cstproxy.com/perma-fix/2010

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN ITEMS 1, 2 AND 3.  IF THE UNDERSIGNED MAKES NO SPECIFICATIONS, THIS PROXY WILL BE VOTED “FOR” ITEMS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 4.
Please mark your votes like this	☒

			FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS (To withhold authority to vote for an individual nominee, strike through the nominees name below)		☐	☐	2.	PROPOSAL TO APPROVE THE 2010 STOCK OPTION PLAN	☐	☐	☐
							FOR	AGAINST	ABSTAIN
	01 Dr. Louis F. Centofanti	05 Larry Shelton			3.	RATIFICATION OF THE APPOINTMENT	☐	☐	☐
	02 Jon Colin	06 Dr. Charles E. Young				OF BDO SEIDMAN, LLP AS THE
	03 Jack Lahav	07 Mark A. Zwecker				INDEPENDENT AUDITORS OF THE
	04 Joe R. Reeder					COMPANY FOR FISCAL YEAR 2010

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date
Please sign exactly as your name appears below, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience.  Please correct your address before returning this Proxy Card.  Persons signing in fiduciary capacity should indicate that fact and give their full title.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person.  If joint tenants, both should sign.